                                                                       EXHIBIT 3

                                     {LOGO}

                                     STATE
                                       OF
                                    DELAWARE

                          Office of SECRETARY OF STATE

         I, Glenn C. Kenton Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Restated Certificate of Incorporation of the "TELE-COMMUNICATIONS, INC.", as received and filed in this office the nineteenth day of July A.D. 1979, at 1 o'clock P.M.





                                    In Testimony Whereof, I have hereunto set my
                                 hand and official seal at Dover this nineteenth
                                         day of July in the year of our Lord one
                                         thousand nine hundred and seventy-nine.



           {SEAL}
    RECEIVED FOR RECORD
        JUL 19 1979
LEO J. DUGAN, Jr., Recorder


                                                   /s/ GLENN C. KENTON
                                             Glenn C. Kenton, Secretary of State

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           TELE-COMMUNICATIONS, INC.

                 TELE-COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. The name of the corporation is TELECOMMUNICATIONS, INC., and was incorporated under the name American Tele-Communications, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was August 20, 1968.

                 2. This Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of this corporation.

                 3. The text of the Certificate of Incorporation as amended or supplemented heretofore is further amended hereby to read as herein set forth in full:


                                   ARTICLE I.

                 The name of the corporation shall be TELE-COMMUNICATIONS, INC.


                                  ARTICLE II.

                 The location of the registered office of the corporation in the State of Delaware is the office of The Corporation Trust Company, 100 W. 10th Street, Wilmington, County of New Castle, Delaware 19899, and the name of the registered agent at such address is The Corporation Trust Company.

                                  ARTICLE III.

                 The nature of the business and purposes to be conducted or promoted are:

                 FIRST: To own and operate a radio common carrier service and to transmit by radio signals, television signals and other intelligence; to own and hold licenses issued by the Federal Communications Commission and all other government agencies appropriate to the conducting of such common carrier radio service; and to engage in the business of transmission of intelligence by wire, cable, microwave facilities, and by such other means as may be practicable in accordance with the nature of the art.

                 SECOND: To own, operate, and deal in community antenna systems, cable television systems, and all devices, master antenna, cable and distribution systems whereby radio signals, television signals, and other intelligence are transmitted, communicated or relayed from one point to another by means of cable, satellites, microwave facilities, and by such other means as may be practicable in accordance with the nature of the art.

                 THIRD: To own, lease, operate, acquire, and deal generally in television stations, radio stations, theatres, electrical and mechanical equipment or mechanisms or devices used for the conveying or disseminating or broadcasting of radio or television signals, and to own and operate microwave and transmitting equipment and devices, and cable and wire facilities for the transmitting of television and radio signals.

                 FOURTH: To acquire, own, hold, and operate under licenses, privileges and franchises from the government of any state, municipality or nation or any agency or instrumentality thereof.

                 FIFTH: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                  ARTICLE IV.

                 FIRST: The total number of shares of stock which the corporation shall have authority to issue is twenty-one million (21,000,000) shares divided into the following classes:

                          (a) Ten million (10,000,000) shares of Class A Common
                 Stock with a par value of One Dollar ($1.00) per share (said shares constituting the Common Stock of the corporation heretofore authorized and being hereby designated as Class A Common Stock);

                          (b) Ten million (10,000,000) shares of Class B Common
                 Stock with a par value of One Dollar ($1.00) per share; and

                          (c) One million (1,000,000) shares of Preferred Stock
                 having a par value of One Dollar ($1.00) per share.

                 SECOND: Each share of Class A Common Stock shall be identical in all respects with the Class B Common Stock, except that each holder of Class A Common Stock shall be entitled to one (1) vote for each share of such stock held and each holder of Class B Common Stock shall be entitled to ten (10) votes for each share of such stock held.

                 THIRD: The Board of Directors is authorized, sub-ject to limitations prescribed by law and to the provisions of this Article, to provide for the issuance of Preferred Stock from time to time in one or more series with such distinctive serial designations, rights, preferences and limitations of the shares of each such series as the Board of Directors shall establish, by filing a statement pursuant to the Delaware Corporation Law. The authority of the Board of Directors with respect to each series shall, to the extent allowed by such Law, include the authority to establish and fix the following:

                          (a) The number of shares initially constituting the
                 series and the distinctive designation of that series;

                          (b) The extent, if any, to which the series shall
                 have voting rights, whether none, full, fractional or otherwise limited, subject, however, to the limitation that at the time of the creation of any particular series of Preferred Stock, the voting rights, if any, of that particular series of Preferred Stock, plus the total voting rights then authorized for all other Preferred Stock, shall not exceed five percent (5%) of the voting rights of all Common Stock issued and outstanding at that time;

                          (c) Whether entitled to receive dividends (which may
                 be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of the same or any other class or classes of stock of the corporation;

                          (d) The rights of the shares of that series in the
                 event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, or upon any distribution of its assets;

                          (e) Whether the shares shall have conversion
                 privileges and, if so, the terms and conditions of such conversion privileges, including provision, if any, for adjustment of the conversion rate and for payment of additional amounts by holders of Preferred Stock of that series upon exercise of such conversion privileges;

                          (f) Whether or not the shares of that series shall be
                 redeemable, and, if so, the price at and the terms and conditions upon which such shares shall be redeemable, and whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

                          (g) Such other preferences and relative,
                 participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

                 Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the Board of Directors may at any time thereafter authorize the issuance of additional shares of the same series or may reduce the number of shares constituting such series.

                 The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Stock, but in all other respects the shares of each series shall be of equal rank with each other, regardless of series. All Preferred Stock of any one series shall be identical in all respects, except as to the dates from which dividends shall be cumulative, if such dividends are provided.

                 FOURTH: Except as may be determined by the Board of Directors of the corporation pursuant to paragraph THIRD of this Article IV with respect to the Preferred Stock, and except as otherwise may be required by law, the holders of the Class A Common Stock and the holders of the Class B Common Stock shall vote with the holders of voting shares of the Preferred Stock, if any, as one class for the election of directors and for all other purposes.

                 At all elections of members of the Board of Directors of the corporation, each holder of stock certified to vote shall be entitled to as many votes as shall equal the number of votes which (except for the within provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to the votes represented by his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

                 FIFTH: Any and all right, title, interest, and claim in or to any dividends declared by the corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the corporation, its transfer agents or other agents or depositories, shall at such time become the absolute property of the corporation, free and clear of any and all claims of any persons whatsoever.


                                   ARTICLE V.

                 FIRST: The governing body of this corporation shall be a Board of Directors. The number of directors shall be not less than six (6) nor more than twelve (12) and shall be fixed by the By-laws, and each director shall be of legal age. The Board of Directors shall have full power, direction, management, and control over the affairs of the corporation, subject, however, to the limitations provided in these Articles and the law of the State of Delaware.

                 SECOND: The Board of Directors of the corporation shall be divided into three classes: Class I, Class II, and Class III. Each Class shall consist, as nearly as possible, of one-third of the whole number of the Board of Directors. Class I directors elected at the 1979 annual meeting of stockholders shall initially serve until the next annual meeting following their election; Class II directors elected at the 1979 annual meeting of stockholders shall initially serve until the second annual meeting following their election; Class III directors elected at the 1979 meeting of stockholders shall be elected to serve until the third annual meeting following their election; and, in the case of each Class, the directors shall serve until their respective successors are duly elected and shall qualify. At each annual meeting of stockholders after the initial election of directors according to Classes, the directors chosen to succeed those whose terms shall have expired shall be elected to hold office for a term to expire at the third succeeding annual meeting of stockholders after their election, and until their respective successors are elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the Classes so as to maintain all Classes as equal in number as possible, and any additional director elected to any Class shall hold office for a term which shall coincide with the terms of the other directors in such Class. Any vacancy occurring in the Board of Directors caused by death, resignation, removal or otherwise, and any newly created directorship resulting from an increase in the number of directors, may be filled by the directors then in office, although such directors are less than a quorum, or by the sole remaining director. Each director chosen to fill a vacancy or a newly created directorship shall hold office until the next election of the Class for which such director shall have been chosen, and until his successor shall be duly elected and shall qualify.

                 THIRD: The Board of Directors shall have the power to establish an executive committee to manage and operate the affairs of the corporation, if in the judgment of the Board the appointment of such committee is necessary or desirable to achieve the corporate purposes. Any such committee shall report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board for the conduct of the enterprises and affairs entrusted to it.

                 FOURTH: This corporation shall indemnify to the full extent permitted by, and in the manner permissible under, the laws of the State of Delaware, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he is or was a director or officer of this corporation or served any other enterprise as a director or officer at the request of this corporation and such right of indemnification shall also be applicable to the executors, administrators and other similar legal representative of any such director or officer. The foregoing provisions of this paragraph FOURTH shall be deemed to be a contract between this corporation and each director and officer who serves in such capacity at any time while this paragraph FOURTH is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any director or officer or his legal representative may be entitled apart from the provisions this paragraph FOURTH.

                 FIFTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to adopt, amend or repeal any provision of the By-laws of this corporation, provided, however, that no such action shall be taken without the affirmative vote of at least three-quarters (75%) of the members of the Board of Directors.

                                  ARTICLE VI.

                 The term of existence of this corporation shall be perpetual.

                                  ARTICLE VII.

                 The capital stock of this corporation shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this corporation. The Certificate of Incorporation shall not be subject to amendment in this respect.

                                 ARTICLE VIII.

                 The affirmative vote of at least two-thirds (66-2/3%) of the votes represented by the outstanding shares of this corporation's Class A Common Stock, Class B Common Stock and (except as may be determined by the Board of Directors pursuant to paragraph THIRD of Article IV and as limited therein) Preferred Stock, entitled to vote at elections of directors and voting as one class, shall be required in order for the corporation to take any action, at a meeting specifically called for the purpose of taking of such action, to authorize:

                          (a) The amendment, alteration or repeal of any
                 provision of this Restated Certificate of Incorporation or the addition or insertion or other provisions therein;

                          (b) The adoption, amendment or repeal of any
                 provision of the By-laws of the corporation;

                          (c) The merger or consolidation of this corporation
                 with or into any other corporation, provided, however, that this clause (c) shall not apply to any merger or consolidation
                 (i) as to which the laws of Delaware, as then in effect, do not require the consent of this corporation's shareholders, or
                 (ii) which three-quarters (75%) of the Board of Directors have approved;

                          (d) The sale, lease or exchange of all, or
                 substantially all, of the property and assets of the corporation;

                          (e) The dissolution of the corporation; or

                          (f) The removal of a director of the corporation.

                 All rights at any time conferred upon the stockholders of the corporation pursuant to this Certificate of Incorporation are granted subject to the provisions of this Article VIII.

                 4. This Restated Certificate of Incorporation was duly adopted by vote of the stockholders in accordance with Sections 242 and 245 of the General Corporation law of the State of Delaware.

                 5. The capital of TELE-COMMUNICATIONS, INC. will not be reduced under or by reason of this Restated Certificate of Incorporation.

                 IN WITNESS WHEREOF, said TELE-COMMUNICATIONS, INC.

has caused this certificate to be signed by John C. Malone, its President, and attested by Paul J. O'Brien, its Secretary, this 19th day of July, 1979.


                                           TELE-COMMUNICATIONS, INC.



{SEAL}                                     By: /s/ JOHN C. MALONE
                                           John C. Malone, President

ATTEST:

By: /s/ PAUL J. O'BRIEN
    Paul J. O'Brien, Secretary

STATE OF COLORADO                 )
                                  )ss
County of Arapahoe                )

                 BE IT REMEMBERED that on this 19th day of July, 1979, personally came before me, a Notary Public in and for the County and State aforesaid, John C. Malone, President of Tele-Communications, Inc., a corporation of the State of Delaware, and he duly executed said Certificate before me and acknowledged the said Certificate to be his act and deed and the act and deed of said Corporation and the facts stated therein are true; and that the seal affixed to said Certificate and attested by the Secretary. of said Corporation is the common or corporate seal of said Corporation.

                 IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


{SEAL}                                     /s/ MARTHA FOUSE
                                           NOTARY PUBLIC

                                           My Commission Expires June 6, 1983

                                     {LOGO}

                                     STATE
                                       OF
                                    DELAWARE

                          Office of SECRETARY OF STATE

I, Glenn C. Kenton Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Amendment of the "TELE-COMMUNICATIONS, INC.", as received and filed in this office the twelfth day of June, A.D. 1980, at 12:45 o'clock P.M.





                                    In Testimony Whereof, I have hereunto set my hand and official seal at Dover this twelfth day of June in the year of our Lord one
                                               thousand nine hundred and eighty.


           {SEAL}
    RECEIVED FOR RECORD
        JUN 12 1980
LEO J. DUGAN, Jr., Recorder

                                                /s/ GLENN C. KENTON
                                        Glenn C. Kenton, Secretary of State

                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                           TELE-COMMUNICATIONS, INC.

                 TELE-COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of TELE-COMMUNICATIONS, INC. lawfully convened, a resolution was unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and directing that the amendment proposed be considered at the next Annual Meeting of Stockholders. The resolution is as follows:

         RESOLVED, that the First paragraph of Article IV of the restated Certificate of Incorporation of the Corporation is amended by changing said paragraph in its entirety so as to read as follows:

                 "FIRST: The total number of shares of stock which the corporation shall have authority to issue is thirty-one million (31,000,000) shares divided into the following classes:

                                  "(a). Twenty million (20,000,000) shares of
                 Class A Common Stock with a par value of One Dollar ($I.00)
                 per share; and            .

                                  "(b). Ten million (10,000,000) shares of
                 Class B Common Stock with a par value of One Dollar ($l.00) per share; and

                                  "(c). One million (1,000,000) shares of
                 Preferred Stock having a par value of One Dollar ($1.00) per share."

                 2. Thereafter, pursuant to resolution of its Board of Directors, the Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, duly called and held on June 12, 1980, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes, to wit, the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class, in favor of the foregoing amendment.

                 3. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

                 WITNESS WHEREOF, said TELE-COMMUNICATIONS, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John
C. Malone, its President, and attested by John M. Draper, its Assistant Secretary, on this 12th day of June, 1980.

                                                   TELE-COMMUNICATIONS, INC.



                                                   By: /s/ JOHN C. MALONE
                                                       John C. Malone
                                                       President


{SEAL}

ATTEST:

By: /s/ JOHN M. DRAPER
    John M. Draper
    Assistant Secretary

                                    {LOGO}
                                    STATE
                                      OF
                                   DELAWARE

                          Office of SECRETARY OF STATE

I, GLENN C. Kenton Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of Certificate of Amendment of the "TELE-COMMUNICATIONS, INC.", as received and filed in this office the eighteenth day of June, A.D. 1981 at 9 o'clock A.M.





                                    In Testimony Whereof, I have hereunto set my
                                 hand and official seal at Dover this eighteenth
                                         day of June in the year of our Lord one
                                           thousand nine hundred and eighty-one.


{SEAL}

    RECEIVED FOR RECORD
        JUL 17 1981
LEO J. DUGAN, Jr., Recorder


                                                /s/ GLENN C. KENTON
                                        Glenn C. Kenton, Secretary of State

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                           TELE-COMMUNICATIONS, INC.



                 Tele-Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, a resolution was unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring the advisability of said amendment and directing that the amendment be considered at the next Annual Meeting of Stockholders. The resolution is as follows:

         RESOLVED, that the First paragraph of Article IV of the restated Certificate of Incorporation of the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                 FIRST: The total number of shares of stock which the corporation shall have authority to issue is fifty-one million (51,000,000) shares divided into the following classes:

                                  (a). Forty million (40,000,000) shares of
                 Class A Common Stock with a par value of One Dollar ($1.00) per share; and

                                  (b). Ten million (10,000,000) shares of Class
                 B Common Stock with a par value of One Dollar ($1.00) per share; and

                                  (c). One million (1,000,000) shares of
                 Preferred Stock having a par value of One Dollar ($1.00) per share.

                 2. The Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on June 11, 1981, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes in favor of the foregoing amendment, to wit, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class.

                 3. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

                 IN WITNESS WHEREOF, said Tele-Communications, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John C. Malone, its President, and attested by John M. Draper, its Assistant Secretary, this 12th day of June, 1981.


                                                   TELE-COMMUNICATIONS, INC.



                                                   By: /s/ JOHN C. MALONE
                                                       John C. Malone
                                                       President


{SEAL}

ATTEST:

By: /s/ JOHN M. DRAPER
    John M. Draper
    Assistant Secretary

                                     {LOGO}

                                     STATE
                                       OF
                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE

I, Glenn C. Kenton, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy Certificate of Amendment filed in this office on June 9, 1983.




{SEAL}                                  /s/ GLENN C. KENTON
                                        Glenn C. Kenton, Secretary of State

                                        BY: /s/ J. WARD

                                        DATE: June 9, 1983

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                           TELE-COMMUNICATIONS, INC.

         Tele-Communications, Inc., a corporation organized and existlng under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, a resolution was unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring the advisability of said amendment and directing that the amendment be considered at the next Annual Meeting of Stockholders. The resolution is as follows:

                 RESOLVED, that the First paragraph of Article IV of the restated Certificate of Incorporation of the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                 FIRST: The total number of shares of stock which the corporation shall have authority to issue is seventy-six million (76,000,000) shares divided into the following classes:

                          (a). Sixty million (60,000,000) shares of Class A Common Stock with a par value of One Dollar ($1.00) per share: and

                          (b). Fifteen million (15,000,000) shares of Class B Common Stock with a par value of One Dollar ($1.00) per share; and

                          (c). One million (1,000,000) shares of Preferred Stock having a par value of One Dollar ($1.00) per share.

                 2. The Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on June 9, 1983, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes in favor of the foregoing amendment, to wit the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class.

                 3. Said amendment was duly adopted In accordance with the provisions of Section 242 of the General Corporation Law of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

                 IN WITNESS WHEREOF, said Tele-Communications, Inc., has caused its corporate seal to be hereunto affixed and this certificate to.be signed by John C. Malone, its President, and attested by John M. Draper, its Assistant Secretary, this 9th day of June, 1983.

                                                   TELE-COMMUNICATiONS, INC.



                                                   By: /s/ JOHN C. MALONE
                                                        John C. Malone
{SEAL}                                                  President


ATTEST:

By: /s/ JOHN M. DRAPER
    John M. Draper
    Assistant Secretary


                                                   RECEIVED FOR RECORD
                                                        JUN 9 1983
                                               LEO J. DUGAN, Jr., Recorder

                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE

                              -------------------

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF TELE-COHMUNICATIONS, INC. FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D. 1986, AT 12:30 O'CLOCK P.M.




{SEAL}                                   /s/ MICHAEL HARKINS
736140049                                Michael Harkins, Secretary of State

                                         AUTHENTICATION:  0824960
                                         DATE:            05/20/1986

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           TELE-COMMUNICATIONS, INC.

         Tele-Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, resolutions were unanimously adopted setting forth proposed amendments to the Certificate of Incorporation of said Corporation, declaring the advisability of said amendments and directing that the amendmenta be considered at the next Annual Meeting of Stockholders. The resolutions are as follows:

                 RESOLVED, that the First paragraph of Article IV of the restated Certificate of Incorporation of the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                          FIRST: The total number of shares of stock which the corporation shall have authority to issue is two hundred and fifty-one million (251,000,000) shares divided into the following classses:

                          (a) Two hundred million (200,000,000) shares of Class A Common Stock with a par value of One Dollar ($1.00) per share; and

                          (b) Fifty million (50,000,000) shares of Class B Common Stock with a par value of One Dollar ($1.00) per share; and

                          (c) One million (1,000,000) shares of Preferred Stock having a par value of One Dollar ($1.00) per share.

                 RESOLVED, that Article IV of the restated Certificate of Incorporation of the Corporation, as amended, is further amended by adding a paragraph Sixth to such Article IV, such Sixth paragraph to read as follows:

                          SIXTH: Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one (1) share of Class A Common Stock. A holder wishing to avail itself of such option shall deliver the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank, to the Secretary of the corporation, and at the same time notify the Secretary in writing of its desire to so convert. Upon receipt by the Secretary of the foregoing certificates and notice, the corporation shall cause to be issued to the holder of the Class B Common Stock delivering the same one (1) share of Class A Common Stock for each share of Class B Common Stock delivered for conversion, issuing and delivering to such holder a certificate for such shares. A number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of Class B Common Stock. Shares of Class B Common Stock which have been converted hereunder shall remain treasury shares to be disposed of by resolution of the Board of Directors of the corporation. Class A Common Stock shall not be convertible into Class B Common Stock.

         2. The Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on May 20, 1986, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporaiton and as required by statute cast their votes in favor of the foregoing amendments, to wit, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class.

         3. Said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware as amended.

         4. The capital of said Corporation will not be reduced under or by reason of said amendments.

         IN WITNESS WHEREOF, said Tele-Communications, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John
C. Malone, its President, and attested to by John M. Draper, its Assistant Secretary, this 20th day of May, 1986.


                                                   TELE-COMMUNICATIONS, INC.



                                                   By: /s/ JOHN C. MALONE
                                                       John C. Malone
                                                       President
{SEAL}

ATTEST:

By: /s/ JOHN M. DRAPER
    John M. Draper
    Assistant Secretary

                                                   RECEIVED FOR RECORD
                                                       MAY 23 1986
                                               LEO J. DUGAN, Jr., Recorder

                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE

                              -------------------

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF TELE-COHMUNICATIONS, INC. FILED IN THIS OFFICE ON THE TWELFTH DAY OF JUNE, A.D. 1987, AT 12:30 O'CLOCK P.M.




  {SEAL}                                /s/ MICHAEL HARKINS
737163081                               Michael Harkins, Secretary of State

                                        AUTHENTICATION:  :1278977
                                        DATE:          06/16/1987

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           TELE-COMMUNICATIONS, INC.

         Tele-Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a Meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, resolutions were unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation declaring the advisability of said amendment and directing that the amendment be considered at the next Annual Meeting of Stockholders. The resolutions are as follows:

         RESOLVED, that the fourth paragraph of Article V of the restated Certificate of incorporation of the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                 FOURTH: (A) To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                          (B) This corporation shall, to the full extent
                 permitted by, and in the manner permissible under, the laws of the State of Delaware, (i) indemnify, and (ii) advance litigation expenses prior to the final disposition of an action, to any person made or threatened to he made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of this corporation or served any other enterprise as a director or officer at the request of this corporation and such rights of indemnification and to advancement of litigation expenses shall also be applicable to the heirs, executors, administrators and other similar legal representatives of any such director or officer.

                          (C) The foregoing provisions of this paragraph FOURTH
                 shall be deemed to be a contract between this corpration and each director and officer who serves in such capacity at any time while this paragraph FOURTH is in effect, and any repeal or modification thereof shall not affect any rights or obligations then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.

                          (D) The foregoing rights of indemnification and to
                 advancement of litigation expenses shall not be deemed exclusive of any other rights to which any director or officer or his or her legal representatives may be entitled apart from the provisions of this paragraph FOURTH.

                 2. The Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on June 12, 1987, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes in favor of the foregoing amendment, to wit, the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class.

                 3. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Tele-Communications, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John
C. Malone, President, and attested to by John M. Draper, its Assistant Secretary, this 12th day June, 1987.

                                                   TELE-COMMUNICATIONS, INC.



                                                   By: /s/ JOHN C. MALONE
                                                            John C. Malone
                                                            President
{SEAL}

ATTEST:

By: /s/ JOHN M. DRAPER
         John M. Draper
         Assistant Secretary

                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE

                              -------------------

         I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF TELE-COHMUNICATIONS, INC. FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF JANUARY, A.D. 1988, AT 12:15 O'CLOCK P.M.




{SEAL}                                             /s/ MICHAEL HARKINS
                                             Michael Harkins, Secretary of State
888814871
                                                   AUTHENTICATION:  1545285
                                                   DATE:            01/14/1988

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                           TELE-COMMUNICATIONS, INC.

         Tele-Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, a resolution was unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring the advisability of said amendment and directing that the amendment be considered at a Special Meeting of Stockholders, the time and place of which, for said purpose, shall be fixed by the Executive Ccmmittee of this Board. The resolution is as follows:

                 RESOLVED, that the First paragraph of Article IV of the restated Certificate of Incorporation of the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                          FIRST: The total number of shares of stock which the corporation shall have authority to issue is Six Hundred One Million (601,000,000) shares divided into the following classes:

                          (a) Five Hundred Million (500,000,000) shares of Class A Common Stock with a par value of One Dollar ($1.00) per share; and

                          (b) One Hundred Million (100,000,000) shares of Class B Common Stock with a par value of One Dollar ($1.00) per share; and

                          (c) One Million (1,000,000) shares of Preferred Stock having a par value of One Dollar ($1.00) per share.

                 2. The Special Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on January 14, 1988, at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes in favor of the foregoing amendment, to wit, the affirmative vote of the holders of at least two-thirds (66-2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting as one class.

                 3. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF said Tele-Communications, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John
C. Malone, its President, and attested to by John M. Draper, its Assistant Secretary, this 14th day of January, 1988.

                                        TELE-COMMUNICATIONS, INC.



                                        By: /s/ JOHN C. MALONE
                                            John C. Malone
                                            President

ATTEST:


BY:    /s/ JOHN M. DRAPER
       John M. Draper
       Assistant Secretary

                                                                          PAGE 1
                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE

                              --------------------

         I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE FOURTH DAY OF NOVEMBER, A.D. 1991, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *



{SEAL}                                   /s/ MICHAEL RATCHFORD
752030311                                SECRETARY OF STATE

                                         AUTHENTICATION:  *3328390

                                         DATE:  01/30/1992

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            TELE-COMMUNICATIONS, INC

         Tele-Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                 1. At a meeting of the Board of Directors of Tele-Communications, Inc. lawfully convened, a resolution was unanimously adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring the advisability of said amendment and directing that the amendment be considered at a Meeting of Stockholders, the time and place of which, for said purpose, shall be fixed by the Executive Committee or this Board. The resolution is as follows:

                 RESOLVED, that the First paragraph or Article IV of the Restated Certificate of Incorporation or the Corporation, as amended, is further amended by changing said paragraph in its entirety so as to read as follows:

                          FIRST: The total number of shares of stock which the corporation shall have authority to issue is One Billion One Hundred and Ten Million (1,110,000,000) shares divided into the following classes:

                          (a) One Billion (1,000,000,000) shares or Class A Common Stock with a par value of One Dollar ($1.00) per share; and

                          (b) One Hundred Million (100,000,000) shares of Class B Common Stock with a par value of One Dollar ($1.00) per share; and

                          (c) Ten Million (10,000,000) shares of Preferred Stock having a par value of One Dollar ($1.00) per share.

                 2. The Annual Meeting of Stockholders of said Corporation was, on proper notice in accordance with Section 222 of the General Corporation Law of the State of Delaware duly called and held on Oct . 17, 199 1. at which Meeting the necessary number of Stockholders required by the Certificate of Incorporation of the Corporation and as required by statute cast their votes in favor of the foregoing amendment, to wit, the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of the Corporation's Class A Common Stock and Class B Common Stock voting is one class.

                 3. Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware as amended.

                 4. The capital of said Corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Tele-Communications, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by John
C. Malone, its President and attested to by John M. Draper., its Assistant Secretary, this 17th day of October, 1991.

                                                   TELE-COMMUNICATIONS, INC


                                                   By: /s/ JOHN C. MALONE
                                                       John C. Malone
                                                       President

ATTEST:

By: /s/ JOHN M. DRAPER
    John M. Draper
    Assistant Secretory

                                                                          PAGE 1
                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE

                              --------------------

         I, JEFFREY D. LEWIS, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE SECOND DAY OF DECEMBER, A.D. 1991, AT 8:30 O'CLOCK A.M.

                              * * * * * * * * * *



{SEAL}                                     /s/ JEFFREY D. LEWIS
                                               ACTING SECRETARY OF STATE
                                               AUTHENTICATION:  *3327901

                                               DATE:  01/29/1992

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 08:30 AM 12/02/1991
                                                              913365030 - 685208


                           TELE-COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATIONS

- --------------------------------------------------------------------------------

                      SETTING FORTH A COPY OF A RESOLUTION
                     CREATING AND AUTHORIZING THE ISSUANCE
                  OF A SERIES OF PREFERRED STOCK DESIGNATED AS
                   "12 7/8% CUMULATIVE COMPOUNDING REDEEMABLE
                   PREFERRED STOCK, SERIES A" ADOPTED BY THE
                BOARD OF DIRECTORS OF TELE-COMMUNICATIONS, INC.

- --------------------------------------------------------------------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

- --------------------------------------------------------------------------------

                 The undersigned, President of Tele-Communications, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the Board of Directors, at a meeting duly called and held, adopted the following resolution creating a series of preferred stock designated as "12 7/8% Cumulative Compounding Redeemable Preferred Stock, Series A":

                 "BE IT RESOLVED, that, pursuant to authority expressly granted by the provisions of the Restated Certificate of Incorporation of this Corporation, the Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $1.00 per share, of this Corporation, to consist OF 5,022,394 shares, and hereby fixes the designations, dividend rights, voting powers, rights on liquidation or dissolution and other preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Restated Certificate of Incorporation that are applicable to this Corporation's preferred stock of all series) as follows:

                 1. Designation. The designation of the series of preferred stock, par value $1.00 per share, of this corporation authorized hereby is "12 7/8% Cumulative Compounding Redeemable Preferred Stock, Series A" (the "Compounding Preferred Stock").

                 2. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 2 shall have the meanings herein specified:

                 "Board of Directors" shall mean the Board of Directors of this Corporation and any authorized committee thereof.

                 "Convertible Preferred Stock, Series A" shall mean the 6,201 authorized shares of the Convertible Preferred Stock, Series A of this Corporation.

                 "Common Stock" shall mean the Class A Common Stock, par value $1.00 per share, and Class B Common Stock, par value $1.00 per share, of this Corporation and all shares hereafter authorized of any other class of common stock of this Corporation, which term shall include, where appropriate, in the case of a reclassification, recapitalization or other changes in such Common Stock, or in the case of a consolidation or merger of this Corporation with or into another corporation affecting the Common Stock, such consideration to which a holder of Common Stock would have been entitled upon the occurrence of such event.

                 "Debt Instrument" shall mean any note, bond, debenture, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the Issue Date or thereafter created, incurred, assumed or guaranteed.

                 "Dividend Payment Date" shall have the meaning set forth in
Section 3(a).

                 "Dividend Period" shall mean the period from and including the First Accrual Date to the first Dividend Payment Date and each three-month period from and including the Dividend Payment Date for the preceding Dividend Period to the Dividend Payment Date for such Dividend Period..

                 "First Accrual Date" shall mean October 1, 1991.

                 "Indebtedness" shall mean (i) any liability, contingent or otherwise, of this Corporation or any Subsidiary (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of this Corporation or any Subsidiary or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to indebtedness represented by obligations under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) which this Corporation or any Subsidiary has guaranteed or which is otherwise its legal liability; (iii) any obligations secured by any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against any real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other. agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction) to which the property or assets of this Corporation or any Subsidiary are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be this Corporation's or any Subsidiary's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and
(iii) above.

                 "Issue Date" shall mean the first date on which any shares of the Compounding Preferred Stock are first issued or deemed to have been issued.

                 "Junior Stock" shall mean Common Stock of this Corporation and any other class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Compounding Preferred Stock and any Parity Stock shall have been so paid or declared and set apart for payment and, for purposes of Section 4, shall mean any class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of this Corporation until the Compounding Preferred Stock and any Parity Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                 "Liquidation Price" measured per share of the Compounding Preferred Stock as of any date shall mean the sum of (i) $19.25, plus (ii) an amount equal to all dividends accrued on such share to the Dividend Payment Date on, or immediately preceding, the date on which the Liquidation Price is being determined, which pursuant to Section 3(b) have been added to and remain part of the Liquidation Price as of such date, plus (iii) (A) for purposes of determining amounts payable pursuant to Sections 4 and 5, an amount equal to all unpaid dividends accrued to the Redemption Date or the liquidation date an the sum of the amounts specified in clauses (i) and (ii) above, and (B) for purposes of determining the amount of dividends to be paid on a date other than A Dividend Payment Date as contemplated by Section 3(c), an amount equal to all unpaid dividends accrued on the amounts specified in clause (ii) above, to the date as of which the Liquidation Price is being determined.

                 "Parity Stock" shall mean the Convertible Preferred Stock, Series A and any other class or series of stock of this Corporation authorized after the Issue Date entitled to receive payment of dividends on a parity with the Compounding Preferred Stock or entitled to receive assets upon liquidation, dissolution or winding up of the affairs of this Corporation on a parity with the Compounding Preferred Stock.

                 "Record Date" for the dividends payable on any Dividend Payment Date means the fifteenth day of the month preceding the month during which such Dividend Payment Date shall occur.

                 "Redemption Date" as to any share of Compounding Preferred Stock shall mean the date fixed for redemption of such share pursuant to
Section 5(a) or 5(b), provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid in full on such date or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart, and if the Redemption Price is not so paid in full or the consideration sufficient therefor so set apart then the Redemption Date will be the date on which such Redemption Price is fully paid or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart.

                 "Redemption Price" as to any share of Compounding Preferred Stock that is to be redeemed on any Redemption Date shall mean the Liquidation Price as in effect on such Redemption Date.

                 "Senior Stock" shall mean any class or series of stock of this Corporation authorized after the Issue Date ranking senior to the Compounding Preferred Stock and any Parity Stock in respect of the right to receive payment of dividends or to participate in any distribution upon liquidation, dissolution or winding up of the affairs of this Corporation.

                 "Subsidiary" shall mean (i) any corporation of which the outstanding capital stock having at least a majority in voting power in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by this Corporation, by any one or more Subsidiaries of this Corporation or by this Corporation and one or more of its Subsidiaries or
(ii) any partnership, joint venture, association or other unincorporated organization in which this Corporation, any one or more Subsidiaries of this Corporation or this Corporation and one or more of its Subsidiaries, directly or indirectly, has at least a majority ownership and voting interest.

                 3.       Dividends.

                 (a) Subject to the prior preferences and other rights of any Senior Stock, the holders of the Compounding Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of unrestricted funds legally available therefor, preferential cumulative cash dividends that shall accrue as provided herein. Dividends on each share of Compounding Preferred Stock will accrue on a daily basis at the rate of 12 7/8% per annum of the Liquidation Price of such share from and including the First Accrual Date to the date on which the Liquidation Price or Redemption Price of such share is made available pursuant to Section 4 or 5 hereof, respectively, whether or not such dividends have been declared and whether or not there are any unrestricted funds of this Corporation legally available for the payment of dividends. Accrued dividends on the Compounding Preferred Stock shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year (each a "Dividend Payment Date"), commencing on January 1, 1992, to the holders of record of the Compounding Preferred Stock as of the close of business on the applicable Record Date. For purposes of determining the amount of dividends "accrued" (i) as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the foregoing rate per annum for actual days elapsed from and including the First Accrual Date (in the case of any date prior to the first Dividend Payment Date) or the last preceding Dividend Payment Date (in the case of any other date) to the date as of which such determination is to be made, based on a 360-day year and (ii) as of any Dividend Payment Date, such amount shall be calculated on the basis of the foregoing rate per annum, based on a 360-day year of twelve 30-day months.

                 (b) If on any Dividend Payment Date this Corporation, pursuant to applicable law or the terms of any Debt Instrument, shall be prohibited or restricted from paying in cash the full dividends to which holders of the Compounding Preferred Stock and any Parity Stock shall be entitled, the amount available for such payment pursuant to applicable law and which is not restricted by the terms of any Debt Instrument shall be distributed among the holders of the Compounding Preferred Stock and such Parity Stock ratably in proportion to the full amounts to which they would otherwise be entitled. To the extent not paid on each Dividend Payment Date, all dividends that have accrued on each share of Compounding Preferred Stock during the Dividend Period ending on such Dividend Payment Date will be added cumulatively to the Liquidation Price of such share and will remain a part thereof until such dividends are paid, together with all dividends that have accrued to the date of such payment with respect to that portion of the Liquidation Price which consists of such accrued unpaid dividends. Such accrued unpaid dividends, together with all dividends accrued thereon, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearages then existing with respect to any Parity Stock), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than 50 days nor less than 10 days preceding the payment date thereof, as may be fixed by the Board of Directors (the "Special Record Date").

                 (c) Notice of each Special Record Date shall be mailed, first class, postage prepaid, not more than 50 days nor less than 10 days prior thereto, to the holders of record of the Compounding Preferred Stock at their respective addresses as the same appear on the books of this Corporation or supplied by them in writing to this Corporation for the purpose of such notice.

                 (d) So long as any shares of Compounding Preferred Stock shall be outstanding, this Corporation shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall this Corporation make any distribution on any Junior Stock, or set aside any assets for any such purposes, nor shall any Junior Stock be purchased, redeemed or otherwise acquired by this Corporation or any of its Subsidiaries, nor shall any monies be paid, set aside for payment or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless and until (i) all dividends to which the holders of the Compounding Preferred Stock and all Parity Stock shall have been entitled for all current and all previous Dividend Periods shall have been paid or declared and the consideration sufficient for the payment thereof set apart so as to be available for the payment thereof and for no other purpose (whether or not such payment is then legally permissible) and (ii) this Corporation shall have made, in full, or set apart the consideration sufficient for the payment thereof, and for no other purpose, all redemption payments with respect to the Compounding

Preferred Stock that it is then obligated to make (whether or not such payment is then legally permissible); provided, however, that nothing contained in this
Section 3(d) shall prevent (i) the payment of dividends solely in Junior Stock,
(ii) the repurchase, redemption or other acquisition of Junior Stock solely in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds from the sale of, shares of Junior Stock or (iii) the acquisition of any shares of Junior Stock that are beneficially owned by Liberty Media Corporation ("Liberty") upon the redemption of, or in exchange for, shares of Liberty's preferred stock that are beneficially owned by this Corporation.

                 4. Distributions Upon Liquidation, Dissolution or Winding Up. Subject to the prior payment in full of the preferential amounts to which any Senior Stock is entitled, in the event of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of shares of the Compounding Preferred Stock shall be entitled to receive from the assets of this Corporation available for distribution to the stockholders, before any payment or distribution shall be made to the holders of any Junior Stock of this Corporation, an amount in cash or property at its fair market value, as determined by the Board of Directors in good faith, or a combination thereof, per share, equal to the Liquidation Price, which payment shall be made pari passu with any such payment made to the holders of any Parity Stock. The holders of the Compounding Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of this Corporation after receiving the Liquidation Price per share. If, upon distribution of this Corporation's assets in liquidation, dissolution or winding up, the assets of this Corporation to be distributed among the holders of the Compounding Preferred Stock and to all holders of any Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of this Corporation to be distributed to holders of the Compounding Preferred Stock and such Parity Stock shall be distributed pro rata to such holders based upon the aggregate of the full preferential amounts to which the shares of Compounding Preferred Stock and such Parity Stock would otherwise respectively be entitled. Neither the consolidation or merger of this Corporation with or into any other corporation or corporations nor the sale, transfer, or lease of all or substantially all the assets of this Corporation shall itself be deemed to be a liquidation, dissolution or winding up of this Corporation within the meaning of this Section 4. Notice of the liquidation, dissolution or winding up of this Corporation shall be mailed, first class mail, postage prepaid, not less than 20 days prior to the date on which such liquidation, dissolution or winding up is expected to take place or become effective, to the holders of record of the Compounding Preferred Stock at their respective addresses as the same appear on the books of this Corporation or supplied by them in writing to this Corporation for the purpose of such notice.

                 5. Redemption.

                 (a) Optional. Subject to the rights of any Senior Stock and the provisions of Section 5(g), the shares of Compounding Preferred Stock may be redeemed, at the option of this Corporation by action of the Board of Directors, in whole or from time to time in part, at any time on or after January 1, 1992, at the Redemption Price per share on the applicable Redemption Date.

                 If less than all outstanding shares of Compounding Preferred Stock are to be redeemed, the shares of Compounding Preferred Stock to be redeemed shall be chosen by lot or pro rata or in such other manner and subject to such regulations as the Board of Directors may reasonably determine.

                 (b) Mandatory. Subject to the rights of any Senior Stock, Parity Stock and the provisions of Section 5(g) and subject to any prohibition or restriction contained in any Debt Instrument:

                          (i) This Corporation shall redeem, out of funds
                 legally available therefor, (x) on January 1, 1999, a number of shares of Compounding Preferred Stock equal to 50% of the number of such shares outstanding on such date and (y) on January 1, 2000, all of the shares of Compounding Preferred Stock remaining outstanding on such date, at the Redemption Price per share on the applicable Redemption Date.

                          (ii) If on a Redemption Date fixed pursuant to clause
                 (i) of this Section 5(b) this Corporation, pursuant to applicable law or the terms of any Debt Instrument, shall be prohibited or restricted from redeeming the total number of shares required to be redeemed on such date, those funds that are legally available and not so restricted will be used to redeem the maximum possible number of such shares of Compounding Preferred Stock. At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used in their entirety to redeem the shares of Compounding

                 Preferred stock that this Corporation failed to redeem on such Redemption Date until the balance of such shares have been redeemed.

                          (iii) If less than all outstanding shares of
                 Compounding Preferred Stock are to be redeemed on any Redemption Date pursuant to this Section 5(b), the shares of Compounding Preferred Stock to be redeemed shall be chosen by lot or pro rata or in such other manner and subject to such regulations as the Board of Directors shall reasonably determine (except that if clause (ii) above is applicable to the redemption of shares of Compounding Preferred Stock required to be made on January 1, 2000, then the selection of shares to be redeemed in accordance with clause (ii) shall be made pro rata).

                 (c) Method of Redemption. Notice of redemption shall be mailed, first class, postage prepaid, not less than 15 days nor more than 60 days prior to the Redemption Date, to the holders of record of the shares of Compounding Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of this Corporation or are supplied by them in writing to this Corporation for the purpose of such notice; but no defect in such notice or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Compounding Preferred Stock. In addition to any information required by law or by the applicable rules of any national stock exchange on which the Compounding Preferred Stock may be listed or admitted to trading, such notice shall set forth the Redemption Price, the Redemption Date, the number of shares to be redeemed and the place at which the shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such shares, be redeemed, and shall state the name and address of any Redemption Agent selected by this Corporation in accordance with Section 5(d). In case fewer than the total number of shares of Compounding Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the holder thereof without cost to such bolder.

                 (d) Deposit of Redemption Price. If notice of any redemption by this Corporation pursuant to this Section 5 shall have been mailed as provided in subsection (c) above, and if on or before the Redemption Date specified in such notice the consideration necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the shares of Compounding Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof. If on or prior to the Redemption Date (but no earlier than 60 days prior to such Redemption Date) this Corporation shall deposit, in a trust fund, with any bank or trust company organized under the laws of the United States of America or any state thereof having capital, undivided profits and surplus aggregating at least $50,000,000 (the "Redemption Agent"), the consideration sufficient to redeem on such Redemption Date the shares of Compounding Preferred Stock to be redeemed, with irrevocable instructions and authority to the Redemption Agent, on behalf and at the expense of this Corporation, to mail the notice of redemption as soon as practicable after receipt of such irrevocable instructions (or to complete such mailing previously commenced, if it has not already been completed) and to pay, commencing on the Redemption Date or prior thereto, the Redemption Price of the shares of Compounding Preferred Stock to be redeemed to their respective holders upon the surrender of their share certificates, then, from and after the date of such deposit (although prior to the Redemption Date), the shares of Compounding Preferred Stock to be redeemed shall be deemed to be redeemed and dividends on those shares shall cease to accrue after the Redemption Date. The deposit shall be deemed to constitute full payment for shares of Compounding Preferred Stock to be redeemed to their holders and from and after the date of such deposit the shares shall be deemed to be no longer outstanding and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto, except the right to receive payment of the consideration sufficient to pay the Redemption Price of the shares, calculated through the Redemption Date, upon surrender of their certificates therefor.

                 (e) Unclaimed Funds. Any funds so deposited by this Corporation and unclaimed for one year from the Redemption Date shall be paid to this Corporation, after which repayment the holders of such shares of Compounding Preferred Stock so called for redemption shall look to this Corporation for the payment thereof, without interest, unless an applicable abandoned property law designates another person.

                 (f) Status of Redeemed Shares. All shares of Compounding Preferred Stock redeemed, retired, purchased or otherwise acquired by this Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Compounding Preferred Stock).

                 (g) Restrictions on Redemption. If at any time this Corporation shall have failed to pay, or declare and set apart the consideration sufficient to pay, all dividends accrued up to the immediately preceding Dividend Payment Date on the Compounding Preferred Stock and any Parity Stock, and until all dividends accrued up to the immediately preceding Dividend Payment Date on the Compounding Preferred Stock and any Parity Stock shall have been paid or declared and set apart so as to be available for the payment in full thereof and for no other purpose, this Corporation shall not redeem, pursuant to a sinking fund or otherwise, any shares of Compounding Preferred Stock, Parity Stock or Junior Stock, unless all then outstanding shares of Compounding Preferred Stock and Parity Stock are redeemed, and shall not purchase or otherwise acquire any shares of Compounding Preferred Stock, Parity Stock or Junior Stock. If and so long as this Corporation shall fail to redeem on a Redemption Date pursuant to Section 5(b), all shares of Compounding Preferred Stock required to be redeemed on such date, this Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Stock or Junior Stock, and shall not purchase or otherwise acquire any shares of Compounding Preferred Stock, Parity Stock or Junior Stock. Nothing contained in this Section 5(g) shall prevent the purchase or acquisition (i) of shares of Compounding Preferred Stock and Parity Stock pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Compounding Preferred Stock and Parity Stock, provided that (A) as to holders of all outstanding shares of Compounding Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Stock, the terms of the purchase or exchange offer for all such shares are identical, and
(C) as among holders of all outstanding shares of Compounding Preferred Stock and Parity Stock, the terms of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Compounding Preferred Stock and each series or class of Parity Stock, (ii) of shares of Compounding Preferred Stock, Parity Stock or Junior Stock in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Stock or (iii) of shares of Junior Stock that are beneficially owned by Liberty upon the redemption of, or in exchange for, shares of Liberty's preferred stock beneficially owned by this Corporation. Subject to the foregoing, this Corporation may purchase shares of Compounding Preferred Stock but shall not redeem any shares of Compounding Preferred Stock except as expressly authorized in this Section 5.

                 6. No Voting Rights.

                 The holders of Compounding Preferred Stock shall have no right to vote for any purpose, except as specifically required by the Delaware General Corporation Law.

                 7. Preemptive Rights. The holders of the Compounding Preferred Stock will not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by this corporation.

                 8. Exclusion of Other Rights. Except as may otherwise be required by law and for the equitable rights and remedies that may otherwise be available to holders of Compounding Preferred Stock, the shares of Compounding Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in these resolutions (as such resolutions may be amended from time to time) and in the Restated Certificate of Incorporation of this Corporation.

                 9. Headings. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                 FURTHER RESOLVED, that the appropriate officers of this Corporation are here-by authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, in accordance with the requirements of Section 151(g) of the General Corporation Law of the State of Delaware."


                                             /s/ JOHN C. MALONE
ATTEST                                       John C. Malone
                                             President

By:  /s/ EDON V. HARTLEY
     Edon V. Hartley
     Assistant Secretary

                               STATE OF DELAWARE                          PAGE 1

                                    {LOGO}

                          OFFICE OF SECRETARY OF STATE



         I, JEFFREY D. LEWIS, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE SECOND DAY OF DECEMBER, A.D. 1991 AT 8:31 O'CLOCK A.M.

                             * * * * * * * * * *

                                       /s/ JEFFERY D. LEWIS
                                       ACTING SECRETARY OF STATE
                                       AUTHENTICATION:  *3327903
                                       DATE:  01/29/1992


{SEAL}
920295257

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 08:31 AM 12/02/1991
                                                       913365031 - 685208

                           TELE-COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATIONS

                              ------------------

                      SETTING FORTH A COPY OF A RESOLUTION
                     CREATING AND AUTHORIZING THE ISSUANCE
                   OF A SERIES OF PREFERRED STOCK DESIGNATED
                        AS "CONVERTIBLE PREFERRED STOCK,
                  SERIES A" ADOPTED BY THE BOARD OF DIRECTORS
                          OF TELE-COMMUNICATIONS, INC.

                              ------------------

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

                              ------------------

                 The undersigned, President of Tele-Communications, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the Board of Directors, at a meeting duly called and held, adopted the following resolutions creating a series of preferred stock designated AS "Convertible Preferred Stock, Series A":


         "BE IT RESOLVED, that, pursuant to authority expressly granted by the provisions of the Restated Certificate of Incorporation of this corporation, the Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $1.00 per share, of this Corporation, to consist of 6,201 shares, and hereby fixes the designations, dividend rights, voting powers, rights on liquidation and other preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof of the shares of such series (in addition to the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof set forth in the Restated Certificate of Incorporation that are applicable to preferred stock of all series) as follows:

                 1. Designation. The designation of the series of preferred stock, par value $1.00 per share, of this Corporation authorized hereby is "Convertible Preferred Stock, Series A" (the "Convertible Preferred Stock").

                 2. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 2 shall have the meanings herein specified:

                 Affiliate: As defined in Section 7(b).

                 Board of Directors: The Board of Directors of this Corporation and any authorized committee thereof.

                 Capital Stock: Any and all shares, interests, participations or other equivalents (however designated) of corporate stock of this Corporation.

                 Class A Common Stock: The Class A Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class A Common Stock may thereafter have been changed.

                 Class B Common Stock: The Class B Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class B Common Stock may thereafter have been changed.

                 Conversion Rate: As defined in Section 5(b).

                 Convertible Preferred Holder: As defined in Section 7(a).

                 Convertible Securities: Securities, other than the Class B Common Stock, that are convertible into Class A Common Stock.

                 Debt Instrument: any bond, debenture, note, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the Issue Date or thereafter created, incurred, assumed or guaranteed.

                 Dividend Payment Date: As defined in Section 3(b).

                 Dividend Period: The period from but excluding the First Accrual Date to and including the first Dividend Payment Date and each three-month period from but excluding the Dividend Payment Date for the preceding Dividend Period to and including the Dividend Payment Date for such Dividend Period.

                 First Accrual Date: October 1, 1991.

                 Indebtedness: Any (i) liability, contingent or otherwise, of this Corporation (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of this Corporation or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to an obligation under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) liability of others described in the preceding clause (i) which this Corporation has guaranteed or which is otherwise its legal liability; (iii) obligations secured by a mortgage, pledge, lien, charge or other encumbrance to which the property or assets of this Corporation are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be this Corporation's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above.

                 Issue Date: The first date on which any shares of the Convertible Preferred Stock are first issued or deemed to have been issued.

                 Junior Securities: All shares of Class A Common Stock, Class B Common Stock, and any other class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Convertible Preferred Stock and any Parity Securities shall have been so paid or declared and set apart for payment and, for purposes of Section 4 hereof, any class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of this Corporation until the Convertible Preferred Stock and any Parity Securities shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                 Liquidation Value: Measured per Share of the Convertible Preferred Stock as of any particular date, the sum of (i) $3,000, plus (ii) an amount equal to all dividends accrued on such Share through the Dividend Payment Date immediately preceding the date on which the Liquidation Value is being determined, which pursuant to Section 3(c) have been added to and remain a part of the Liquidation Value as of such date, plus (iii), for purposes of determining amounts payable pursuant to Sections 4 and 6 hereof, an amount equal to all unpaid dividends accrued on the sum of the amounts specified in clauses (i) and (ii) above to the date as of which the Liquidation Value is being determined.

                 Original Holder: As defined in Section 7 (a).

                 Parity Securities: The 12 7/8% Preferred Stock and any other class or series of stock of this Corporation authorized after the Issue Date entitled to receive payment of dividends on a parity with the Convertible Preferred Stock or entitled to receive assets upon liquidation, dissolution or winding up of the affairs of this Corporation on a parity with the Convertible Preferred Stock.

                 Permitted Transferee: As defined in Section 7(a).

                 Record Date: For dividends payable on any Dividend Payment Date, the fifteenth day of the month preceding the month during which such Dividend Payment Date shall occur.

                 Redemption Date: As to any Share, the date fixed for redemption of such Share as specified in the notice of redemption given in accordance with Section 6(d), provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid on such date or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart, and if the Redemption Price is not so paid in full or the consideration sufficient therefor so set apart then the Redemption Date will be the date on which such Redemption Price is fully paid or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart.

                 Redemption Price: As to any Share that is to be redeemed on any Redemption Date, the Liquidation Value as in effect on such Redemption Date.

                 Senior Securities: Any class or series of stock of this Corporation authorized after the Issue Date ranking senior to the Convertible Preferred Stock and any Parity securities in respect of the right to receive payment of dividends or the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of this Corporation.

                 Share:  As defined in Section 3(a).

                 Special Record Date; As defined in Section 3(c) .

                 12 7/8% Preferred Stock: The 5,022,394 authorized shares of the 12 7/8% Cumulative Compounding Redeemable Preferred Stock, Series A, of this Corporation.

                 3. Dividends.

                 (a) Subject to the prior preferences and other rights of any Senior Securities with respect to dividends, the holders of the Convertible Preferred Stock shall be entitled to receive, and, subject to any prohibition or restriction contained in any Debt instrument, this Corporation shall be obligated to pay, but only out of funds legally available therefor, preferential cumulative cash dividends which shall accrue as provided herein. Except as otherwise provided in Sections 3(c) or 3(d) hereof, dividends on each share of Convertible Preferred Stock (hereinafter referred to as a "Share") shall accrue on a daily basis at the rate of ten percent (10%) per annum of the Liquidation Value thereof, from but excluding the First Accrual Date to and including the date of conversion thereof pursuant to Section 5 or the date on which the Liquidation Value or Redemption Price of such Share is made available pursuant to Section 4 or 6 hereof, respectively. Dividends on the convertible Preferred Stock shall accrue as provided herein, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally or contractually available for the payment of dividends.

                 (b) Accrued dividends on the Convertible Preferred Stock shall be payable quarterly on the first day of each January, April, July and October, or the immediately preceding business day if such first day is a Saturday, Sunday or legal holiday (each such payment date being hereinafter referred to as a "Dividend Payment Date"), commencing on January 1, 1992, to the holders of record of the Convertible Preferred Stock as of the close of business on the applicable Record Date. For purposes of determining the amount of dividends "accrued" as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the rate per annum specified in Section 3(a) for actual days elapsed from but excluding the First Accrual Date (in the case of any date prior to the first Dividend Payment Date) or the last preceding Dividend Payment Date (in the case of any other date) to and including the date as of which such determination is to be made, based on a 365-day year.

         (c) If on any Dividend Payment Date this corporation, pursuant to applicable law or the terms of any Debt Instrument, shall be prohibited or restricted from paying in cash the full dividends to which holders of the Convertible Preferred Stock and any Parity Securities shall be entitled, the amount available for such payment pursuant to applicable law and which is not restricted by the terms of any Debt Instrument shall be distributed among the holders of the Convertible Preferred Stock and such Parity Securities ratably in proportion to the full amounts to which they would otherwise be entitled.
To the extent not paid on each Dividend Payment Date, all dividends which have accrued on each Share during the Dividend Period ending on such Dividend Payment Date will be added cumulatively to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid. In the event that dividends are not paid in full on two consecutive Dividend Payment Dates, dividends on that portion of the Liquidation Value of each Share which consists of accrued dividends that have theretofore been or thereafter are added to, and remain a part of, the Liquidation Value in accordance with the preceding sentence shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum, from and after such second consecutive Dividend Payment Date to and including the date of conversion of such share pursuant to
Section 5 or the date on which the Liquidation Value or Redemption Price of such Share is made available pursuant to Section 4 or 6 hereof, respectively, unless such portion of the Liquidation Value that consists of accrued unpaid dividends shall be earlier paid in full. Such portion of the Liquidation Value as consists of accrued unpaid dividends, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearage then existing with respect to any Parity Securities), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than 50 days nor less than 10 days preceding the payment date thereof, as may be fixed by the Board of Directors of this Corporation (the "Special Record Date").

                 (d) In the event that on any date fixed for redemption of Shares pursuant to Section 6 (other than on any date fixed for a redemption of Shares pursuant to Section 6(a)), this Corporation shall fail to pay the Redemption Price due and payable upon presentation and surrender of the stock certificates evidencing Shares to be redeemed, then dividends on such Shares shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum of the Liquidation Value thereof from and after such Redemption Date to and including the date of conversion of such Shares pursuant to Section 5 or the date on which the Liquidation

Value or Redemption Price of such Shares is made available pursuant to Section 4 or 6 hereof, respectively.

                 (e) Notice of each Special Record Date shall be mailed, in the manner provided in Section 6(d), to the holders of record of the Convertible Preferred Stock not less than 15 days prior thereto.

                 (f) As long as any Convertible Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Junior Security, nor shall any shares of any Junior Security be purchased, redeemed, or otherwise acquired for value by the Corporation, unless the holders of the Convertible Preferred Stock shall have received all dividends to which they are entitled pursuant to Section 3(a) hereof for the Dividend Period in which such dividend on the Junior Securities is to occur and all preceding Dividend Periods, or such dividends shall have been declared and the consideration sufficient for the payment thereof set apart so as to be available for the payment in full
thereof and for no other purpose.     The provisions of this Section 3(f) shall
not apply (i) to a dividend payable in any Junior Security, (ii) to the repurchase, redemption or other acquisition of shares of any Junior Security solely through the issuance of Junior Securities (together with a cash adjustment for fractional shares, if any) or through the application of the proceeds from the sale of Junior Securities or (iii) to the acquisition of any shares of any Junior Security beneficially owned by Liberty Media Corporation ("Liberty") upon the redemption of, or in exchange for, shares of Liberty's preferred stock that are beneficially owned by this Corporation.

                 4. Liquidation. Subject to the prior payment in full of the preferential amounts to which any Senior Securities are entitled, upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value at the date fixed for liquidation of all Shares outstanding before any distribution or payment is made upon any Junior Securities, which payment shall be made pari passu with any such payment made to the holders of any Parity Securities. The holders of Convertible Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of this Corporation
after receiving the Liquidation Value per Share.   If upon such liquidation,
dissolution or winding up, the assets of this Corporation to be distributed among the holders of Convertible Preferred Stock and to all holders of Parity Securities are insufficient to permit payment in full to such holders of the aggregate preferential amounts which they are entitled to be paid, then the entire assets of this Corporation to be distributed to such holders shall be distributed ratably among them based upon the full preferential amounts to which the shares of Convertible Preferred Stock and such Parity Securities would otherwise respectively be entitled. Upon any such liquidation, dissolution or winding up, after the holders of Convertible Preferred Stock and Parity Securities have been paid in full the amounts to which they are entitled, the remaining assets of this Corporation may be
distributed to the holders of Junior Securities.    This corporation shall mail
written notice of such liquidation, dissolution or winding up to each record holder of Convertible Preferred Stock not less than 30 days prior to the payment date stated in such written notice. Neither the consolidation or merger of this Corporation into or with any other corporation or corporations, nor the sale, transfer or lease by this Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of this Corporation within the meaning of this Section 4.

                 5. Conversion.

                 (a) Unless previously called for redemption as provided in
Section 6 hereof, the Convertible Preferred Stock may be converted at such time, in such manner and upon such terms and conditions as hereinafter provided in this Section 5 into fully paid and non-assessable full shares of Class A Common Stock. In the case of Shares called for redemption by this Corporation pursuant to Sections 6(a) or 6(b) hereof, the conversion right provided by this
Section 5 shall terminate at the close of business on the fifteenth day preceding the date fixed for redemption. In the case of Shares required to be redeemed pursuant to Section 6(c), the conversion right provided by this
Section 5 shall terminate immediately upon receipt by this Corporation of a
notice given pursuant to said Section.   In case cash, securities or property
other than Class A Common Stock shall be payable, deliverable or issuable upon conversion as provided herein, then all references to Class A Common Stock in this Section 5 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property or other securities.

                 (b) Subject to the provisions for adjustment hereinafter set forth in this Section 5, the Convertible Preferred Stock may be converted into Class A Common Stock at the initial conversion rate of two hundred and four
(204) fully paid and non-assessable shares of Class A Common Stock for one share of the Convertible Preferred Stock. (This conversion rate as from time to time adjusted cumulatively pursuant to the provisions of this Section is hereinafter referred to as the "Conversion Rate".)

                 (c) In case this Corporation shall (i) pay a dividend or make a distribution on its outstanding shares of Class A Common Stock in shares of its Capital Stock, (ii) subdivide the then outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock, (iii) combine the then outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, or (iv) issue by reclassification of its shares of Class A Common Stock any shares of any other class of Capital Stock of this Corporation (including any such reclassification in connection with a merger in which this Corporation is the continuing corporation), then the Conversion Rate in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that the holder of each share of the Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Capital Stock of this Corporation that such holder would have owned or been entitled to receive immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior to such time. An adjustment made pursuant to this Section 5(c) for a dividend or distribution shall become effective immediately after the record date for the dividend or distribution and an adjustment made pursuant to this Section 5(c) for a subdivision, combination or reclassification shall become effective immediately after the effective date of the subdivision, combination or reclassification. Such adjustment shall be made successively whenever any action listed above shall be taken.

                 (d) In case this Corporation shall issue any rights or warrants to all holders of shares of Class A Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Class A Common Stock (or Convertible Securities) at a price per share of Class A common Stock (or having an initial exercise price or conversion price per share of Class A Common Stock) less than the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date, the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Class A Common Stock into which such Share was theretofore convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of additional shares of Class A Common Stock offered for subscription or purchase (or into which the

Convertible Securities so offered are initially convertible) and of which the denominator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of shares of class A Common Stock which the aggregate offering price of the total number of shares of Class A Common Stock so offered (or the aggregate initial conversion or exercise price of the Convertible Securities so offered) would purchase at the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date. Such adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. In the event that all of the shares of Class A Common Stock (or all of the Convertible Securities) subject to such rights or warrants have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, all of the shares of Class A Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), then the Conversion Rate shall be readjusted retroactively to be the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Class A Common Stock (or Convertible Securities) issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities); but such subsequent adjustment shall not affect the number of shares of Class A Common Stock issued upon the conversion of any Share prior to the date such subsequent adjustment is made.

         (e) In case this Corporation shall distribute to all holders of shares of class A Common Stock (including any such distribution made in connection with a merger in which this Corporation is the continuing corporation, other than a merger to which Section 5(g) is applicable) any evidences of its indebtedness or assets (other than cash dividends or Capital Stock) or rights or warrants to purchase shares of Class A Common Stock or Class B Common Stock or securities convertible into shares of Class A Common Stock or Class B Common Stock (excluding those referred to in Section 5(d) above), then in each such case the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Class A Common Stock into which such Share was theretofore convertible immediately prior to record date for the determination of stockholders entitled to receive the distribution by a fraction of which the numerator shall be the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of

Section 5(f) below) on such record date and of which the denominator shall be such current market price per share of Class A Common Stock less the fair market value on such record date (as determined by the Board of Directors of this Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness or rights and warrants so to be distributed applicable to one share of Class A Common Stock. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                 (f) For the purpose of any computation under Section 5(d), (e) or (k), the current market price per share of Class A Common Stock at any date shall be deemed to be the average of the daily closing prices for a share of Class A Common Stock for the ten (10) consecutive trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place an such day, the average of the reported closing bid and asked prices regular way, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which the shares of Class A Common Stock are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted closing bid and asked prices if there were no reported sales) as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

                 (g) In case of any reclassification or change in the Class A Common stock (other than any reclassification or change referred to in Section 5(c) and other than a change in par value) or in case of any consolidation of this Corporation with any other corporation or any merger of this Corporation into another corporation or of another corporation into this Corporation (other than a merger in which this Corporation is the continuing corporation and which does not result in any reclassification or change (other than a change in par value or any reclassification or change to which Section 5(c) is applicable) in the outstanding Class A Common Stock) , or in case of any sale or transfer to another corporation or entity (other than by mortgage or pledge) of all or substantially all of the properties and assets of this Corporation, this Corporation (or its successor in such consolidation or merger) or the purchaser of such properties and assets shall make appropriate provision so that the holder of a Share shall have the right thereafter to convert such Share into the kind and amount of shares of stock and other securities and property that such holder would have owned immediately after such reclassification, change, consolidation, merger, sale or transfer if such holder had converted such Share into Class A Common Stock immediately prior to the effective date of such reclassification, change, consolidation, merger, sale or transfer (assuming for this purpose (to the extent applicable) that such holder failed to exercise any rights of election and received per share of Class A Common Stock the kind and amount of shares of stock and other securities and property received per share by a plurality of the nonelecting shares), and the holders of the Convertible Preferred Stock shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting or surviving corporation or otherwise or in any contracts of sale or transfer, so that the provisions set forth herein for the protection of the conversion rights of the Convertible Preferred Stock shall thereafter be made applicable, as nearly as reasonably may be to any such other shares of stock and other securities and property deliverable upon conversion of the Convertible Preferred Stock remaining outstanding or other convertible preferred stock or other Convertible Securities received by the holders of Convertible Preferred Stock in place thereof; and provided, further, that any such resulting or surviving corporation or purchaser shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Convertible Preferred Stock remaining outstanding, or other convertible preferred stock or other convertible securities received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion rights as above provided.

                 (h) Whenever the Conversion Rate or the conversion privilege shall be adjusted as provided in Sections 5(c),(d), (e) or (g), this Corporation shall promptly cause a notice to be mailed to the holders of record of The Convertible Preferred Stock describing the nature of the event requiring such adjustment, the Conversion Rate in effect immediately thereafter and the kind and amount of stock or other securities or property into which The

Convertible Preferred Stock shall be convertible after such event. Where appropriate, such notice may be given in advance and included as a part of a notice required to be mailed under the provisions of Section 5(j).

(i) This Corporation may, but shall not be required to, make    any adjustment
of the Conversion Rate if such adjustment would require an increase or decrease of less than 1% in such Conversion Rate; provided, however, that any adjustments which by reason of this Section 5(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. In any case in which this
Section 5(i) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (x) issuing to the holder of any shares of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class A Common Stock or other Capital Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class A Common Stock, or other Capital Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder cash in lieu of any fractional interest to which such holder is entitled pursuant to Section 5(n); provided, however, that, if requested by such holder, this Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Class A Common Stock or other Capital Stock, and such cash, upon the occurrence of the event requiring such adjustment.

                 (j) In case at any time:

                      (i) this Corporation shall take any action which would
                 require an adjustment in the Conversion Rate pursuant to this Section;

                      (ii) there shall be any capital reorganization or
                 reclassification of the Class A Common Stock (other than a change in par value), or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of this Corporation is required, or any sale, transfer or lease of all or substantially all of the properties and assets of the Corporation, or a tender offer for shares of Class A Common Stock representing, together with any shares of Class B Common Stock tendered for in such tender offer, at least a majority of the total voting power represented by the outstanding shares of Class A Common Stock and Class B Common Stock which has been recommended by the Board of Directors as being in the best interests of the holders of Class A Common Stock; or

                          (iii) there shall be a voluntarily or involuntary dissolution, liquidation or winding up of this Corporation; then, in any such event, this Corporation shall give written notice, in the manner provided in Section 6(d) hereof, to the holders of the Convertible Preferred Stock at their respective addresses as the same appear upon the books of the Corporation, at least twenty days (or ten days in the case of a recommended tender offer as specified in clause (ii) above) prior to any record date for such action, dividend or distribution or the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, lease, tender offer, dissolution, liquidation or winding up; provided, however, that any notice required by any event described in clause (ii) of this Section 5(j) shall be given in the manner and at the time that such notice is given to the holders of Class A Common Stock. Without limiting the obligation of this Corporation to provide notice of corporate actions hereunder, the failure to give the notice required by this Section 5(j) or any defect therein shall not affect the legality or validity of any such corporate action of the Corporation or the vote upon such action.

                 (k) Before any holder of Convertible Preferred Stock shall be entitled to convert the same into Class A Common Stock, such holder shall surrender the certificate or certificates for such Convertible Preferred Stock at the office of this Corporation or at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if this Corporation shall so request, shall be duly endorsed to this Corporation or in blank or accompanied by proper instruments of transfer to this Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to this Corporation), and shall give written notice to this Corporation at said office that it elects to convert all or a part of the Shares represented by said certificate or certificates in accordance with the terms of this Section 5, and shall state in writing therein the name or names in which such holder wishes the certificates for Class A Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Convertible Preferred Stock and the Corporation, whereby the holder of such Convertible Preferred Stock shall be deemed to subscribe for the amount of Class A Common Stock which such holder shall be entitled to receive upon conversion of the number of shares of Convertible Preferred Stock to be converted, and, in satisfaction of such subscription, to deposit the shares of Convertible Preferred Stock to be converted, and thereby this Corporation shall be deemed to agree that the surrender of the shares of Convertible Preferred Stock to be converted shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. This Corporation will as soon as practicable after such deposit of a certificate or certificates for Convertible Preferred Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of this Corporation or of said transfer agent to the person for whose account such Convertible Preferred Stock was so surrendered, or to his nominee(s) or, subject to compliance with applicable law, transferee(s), a certificate or certificates for the number of full shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share as hereinafter provided. If surrendered certificates for Convertible Preferred Stock are converted only in part, this Corporation will issue and deliver to the holder, or to his nominee(s), without charge therefor, a new certificate or certificates representing the aggregate of the unconverted Shares. Such conversion shall be deemed to have been made as of the date of such surrender of the Convertible Preferred Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date.

                 Upon the conversion of any Share, this Corporation shall pay, to the holder of record of such Share on the immediately preceding Record Date, all accrued but unpaid dividends on such Share to the date of the surrender of such Share for conversion. Such payment shall be made in cash or, at the election of this Corporation, the issuance of certificates representing such number of shares of Class A Common Stock as have an aggregate current market price (as determined in accordance with Section 5(f)) on the date of issuance equal to the amount of such accrued but unpaid dividends. Upon the making of such payment to the person entitled thereto as determined pursuant to the first sentence of this paragraph, no further dividends shall accrue on such Share or be payable to any other person.

                 The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Convertible Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance, provided, however, if any such certificate is to be issued in a name other than that of the registered holder of the share or shares of Convertible Preferred Stock converted, the person or persons requesting the issuance thereof shall pay to this Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of this Corporation that such tax has been paid.

                 This Corporation shall not be required to convert any shares of Convertible Preferred Stock, and no surrender of Convertible Preferred Stock shall be effective for that purpose, while the stock transfer books of this Corporation are closed for any purpose; but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Convertible Preferred Stock was surrendered.

                 (l) This Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Convertible Preferred Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all outstanding Shares, provided that nothing contained herein shall be construed to preclude this Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Convertible Preferred Stock by delivery of shares of Class A Common Stock which are held in the treasury of this Corporation. This Corporation shall take all such corporate and other actions as from time to time may be necessary to insure that all shares of Class A Common Stock issuable upon conversion of shares of Convertible Preferred Stock at the Conversion Rate in effect from time to time will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights.

                 (m) All shares of Convertible Preferred Stock received by this Corporation upon conversion thereof into Class A Common Stock shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

                 (n) This Corporation shall not be required to issue fractional shares of Class A Common Stock or scrip upon conversion of the Convertible Preferred Stock. As to any final fraction of a share of Class A Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of such Shares in the same transaction, this Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a full share of Class A Common Stock. For purposes of this Section 5(n), the market value of a share of Class A Common Stock shall be the last reported sale price regular way on the business day immediately preceding the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Exchange Act on which the shares of Class A Common Stock are listed or admitted to trading, or if the shares of Class A Common Stock are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted last reported bid and asked prices if there were no reported sales) as reported by NASDAQ or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

                 6.   Redemption.

                 (a) Subject to the rights of any Senior Securities and the provisions of Section 6(g), the shares of Convertible Preferred Stock may be redeemed out of funds legally available therefor, at the option of this Corporation by action of the Board of Directors, in whole or from time to time in part, at any time after the Issue Date, at the Redemption price per share as of the applicable Redemption Date. If less than all outstanding Shares are to be redeemed, Shares shall be redeemed ratably among the holders thereof.

                 (b) Subject to the rights of any Senior Securities, Parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, this Corporation shall redeem, out of funds legally available therefor, on April 1, 1999 all of the shares of the Convertible Preferred Stock remaining outstanding at the Redemption Price per share on the Redemption Date. If the funds of this Corporation available, in accordance with the immediately preceding sentence, for redemption of Shares are insufficient to redeem the total number of Shares, those funds which are legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(b) will be used to redeem the maximum possible number of Shares ratably among the holders thereof. At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of the Shares have been redeemed.

                 (c) Subject to the rights of any Senior Securities, parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, at any time on or after the Issue Date, any holder shall have the right, at such holder's option, to require redemption by this Corporation at the Redemption price per Share as of the applicable Redemption Date of all or any portion of his Shares having an aggregate Liquidation Value in excess of $1,000,000, by written notice to this Corporation stating the number of Shares to be redeemed. This Corporation shall redeem, out of funds legally available therefor and not restricted in accordance with the first sentence of this Section 6(c), the Shares so requested to be redeemed on such date within 60 days following this corporation's receipt of such notice as this Corporation shall state in its notice given pursuant to Section 6(d). If the funds of this Corporation legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(c) are insufficient to redeem the total number of Shares required to be redeemed pursuant to this Section 6(c), those funds which are legally available for redemption of such Shares and not so restricted will be used to redeem the maximum possible number of such Shares ratably among the holders who have required Shares to be redeemed under this
Section 6(c). At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of such Shares are redeemed.

                 (d) Notice of any redemption pursuant to this Section shall be mailed, first class, postage prepaid, not less than 30 days nor more than 60 days prior to the Redemption Date, to the holders of record of the shares of Convertible Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of this Corporation or are supplied by them in writing to this Corporation for the purpose of such notice; but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Convertible Preferred Stock. Such notice shall set forth the Redemption price, the Redemption Date, the number of Shares to be redeemed and the place at which the Shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such Shares, be redeemed. In case fewer than the total number of shares of Convertible Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder.

                 (e) If notice of any redemption by this Corporation pursuant to this Section 6 shall have been mailed as provided in Section 6(d) and if on or before the Redemption Date specified in such notice the consideration necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the Shares called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding, and all rights with respect to such Shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

                 (f) All shares of Convertible Preferred Stock redeemed, retired, purchased or otherwise acquired by this Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

                 (g) If at any time this Corporation shall have failed to pay, or declare and set apart the consideration sufficient to pay, all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities, and until all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities shall have been paid or declared and set apart so as to be available for the payment in full thereof and for no other purpose, this Corporation shall not redeem, pursuant to a sinking fund or otherwise, any shares of Convertible Preferred Stock, Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible

Preferred Stock, Parity Securities or Junior Securities. If and so long as this Corporation shall fail to redeem on a Redemption Date pursuant to Section 6(b) or 6(c) all shares of Convertible Preferred Stock required to be redeemed on such date, this Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible Preferred Stock, Parity Securities or Junior Securities.
Nothing contained in this Section 6(g) shall prevent the purchase or acquisition (i) of shares of Convertible Preferred Stock and Parity Securities pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, provided that (A) as to holders of all outstanding shares of Convertible Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Securities, the terms of the purchase or exchange offer for all such shares are identical, and (C) as among holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, the terms of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Convertible Preferred Stock and each series or class of Parity Securities, (ii) of shares of Convertible Preferred Stock, Parity Securities or Junior Securities in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Securities or (iii) of shares of Junior Securities that are beneficially owned by Liberty upon the redemption of, or in exchange for, shares of Liberty's preferred stock beneficially owned by this Corporation. The provisions of this
Section 6(g) are for the benefit of holders of Convertible Preferred Stock and Parity Securities and accordingly, at any time when there are no Parity Securities outstanding, the provisions of this Section 6(g) shall not restrict any redemption by this Corporation of Shares held by any holder, provided that all other holders of Shares shall have waived in writing the benefits of this provision with respect to such redemption.

                 7.  Transfer.

                 (a) Without the prior written consent of this on holding shares of Convertible Preferred Stock of record (hereinafter called a "Convertible Preferred Holder") may transfer, and this Corporation shall not register the transfer of, such share of Convertible Preferred Stock, whether by sale, assignment, or otherwise, except to a Permitted Transferee.

                          (i) In the case of a Convertible Preferred Holder acquiring record and beneficial ownership of the shares of Convertible Preferred Stock in question upon initial issuance by this Corporation (an "Original Holder"), a "permitted Transferee" shall mean:

                          (x) any Affiliate (as defined in Section 7(b)) of such Original Holder,

                          (y) any other Original Holder (or any Affiliate of any such other Original Holder), or

                          (z) any person or entity to whom Shares are transferred by an Original Holder which Original Holder is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                          (ii) In the case of a Convertible preferred Holder which is a permitted Transferee of an Original Holder, a "permitted Transferee" shall mean:

                          (x)     any Original Holder,

                          (y) any Permitted Transferee of an Original Holder, except any transferee referred to in clause (i)(z) above, or

                          (z) any person or entity to whom Shares are transferred by a Permitted Transferee which Permitted Transferee is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                 (b) For purposes of this Section 7, the term "Affiliate" shall mean (i) any person or corporation that beneficially and of record at least a majority of the outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors ("voting securities") of an Original Holder or (ii) any person or corporation at least a majority of the voting securities of which are owned beneficially and of record by an Original Holder, where in the case of both (i) and (ii), voting securities will be deemed "owned" by a person or corporation if either owned directly or if owned indirectly through one or more intermediary corporations at least a majority of the voting securities of which are owned beneficially and of record by that person or corporation or by an intermediary corporation in such a majority or more chain of ownership.

                 (c) This Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Convertible Preferred Stock on this Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Convertible Preferred Stock or is a permitted Transferee.

                 (d) Shares of Convertible Preferred Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Convertible Preferred Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. Certificates for shares of Convertible Preferred Stock shall bear a legend referencing the restrictions on transfer imposed by this Section 7.

                 8. No Voting Rights. The holders of Convertible Preferred Stock shall have no right to vote for any purpose, except as specifically required by the Delaware General Corporation Law.

                 9. Amendment. No amendment or modification of the designation, rights, preferences, and limitations of the Shares set forth herein shall be binding or effective without the prior consent of the holders of record of Shares representing 66 2/3% of the Liquidation Value of all Shares outstanding at the time such action is taken.

                 10. Preemptive Rights. The holders of the Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by this Corporation.

                 11. Exclusion of Other Rights. Except as may otherwise be required by law and for the equitable rights and remedies that may otherwise be available to holders of Convertible Preferred Stock, the shares of Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other that those specifically set forth in these resolutions (as such resolutions may, subject to Section 9, be amended from time to time) and in the Restated Certificate of Incorporation of this Corporation.

                 12. Headings. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                 FURTHER RESOLVED, that the appropriate officers of this Corporation are hereby authorized to execute and acknowledge a certificate setting forth these resolutions and cause such certificate to be filed and recorded, in accordance with the requirements of Section 151(g) of the General Corporation Law of the State of Delaware."



                                                   /s/ JOHN C. MALONE
                                                   John C. Malone
                                                   President

ATTEST

By: /s/ EDON V. HARTLEY
    Edon V. Hartley
    Assistant Secretary

                                                                         PAGE  1
                               STATE OF DELAWARE

                                     {LOGO}

                          OFFICE OF SECRETARY OF STATE
                            _______________________

                 I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1991, AT 2 O'CLOCK P.M.

                              * * * * * * * * * *




                                               /s/ MICHAEL RATCHFORD
                                               SECRETARY OF STATE
                                               AUTHENTICATION: *3328395
                                               DATE:           01/30/1992



                           {SEAL}
                          752030312

                           TELE-COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATIONS
                            _______________________

                      SETTING FORTH A COPY OF A RESOLUTION
                     CREATING AND AUTHORIZING THE ISSUANCE
                   OF A SERIES OF PREFERRED STOCK DESIGNATED
                        AS "CONVERTIBLE PREFERRED STOCK,
                  SERIES B" ADOPTED BY THE BOARD OF DIRECTORS
                          OF TELE-COMMUNICATIONS, INC.
                           _______________________

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware
                           _______________________

                 The undersigned, President of Tele-Communications, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the Board of Directors, at a meeting duly called and held, adopted the following resolutions creating a series of preferred stock designated as "Convertible Preferred Stock, Series B":

                 "BE IT RESOLVED, that, pursuant to authority expressly granted by the provisions of the Restated Certificate of Incorporation of this Corporation, the Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $1.00 per share, of this Corporation, to consist of 6,201 shares, and hereby fixes the designations, dividend rights, voting powers, rights on liquidation and other preferences and.relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof of the shares of such series (in addition to the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof set forth in the Restated Certificate of Incorporation that are applicable to preferred stock of all series) as follows:

                 1. Designation. The designation of the series of preferred stock par value $1.00 per share, of this Corporation authorized hereby is "Convertible Preferred Stock, Series B" (the "Convertible Preferred Stock").

                 2. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 2 shall have the meanings herein specified:

                 Affiliate: As defined in Section 7(b).

                 Board of Directors: The Board of Directors of this Corporation and any authorized committee thereof.

                 Capital Stock: Any and all shares, interests, participations or other equivalents (however designated) of corporate stock of this Corporation.

                 Class A Common Stock: The Class A Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class A Common Stock may thereafter have been changed.

                 Class B Common Stock: The class B Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class B Common Stock may thereafter have been changed.

                 Conversion Rate: As defined in Section 5(b).

                 Convertible Preferred Holder: As defined in Section 7(b).

                 Convertible Securities: Securities, other than the Class B Common Stock, that are convertible into Class A Common Stock.

                 Debt Instrument: Any bond, debenture, note, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the Issue Date or thereafter created, incurred, assumed or guaranteed.

                 Dividend Payment Date: As defined in Section 3(b).

                 Dividend Period: The period from but excluding the First Accrual Date to and including the first Dividend Payment Date and each three-month period from but excluding the Dividend Payment Date for the preceding Dividend Period to and including the Dividend Payment Date for such Dividend period.

                 First Accrual Date: October 1, 1991.

                 Indebtedness: Any (i) liability, contingent or otherwise, of this Corporation (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of this Corporation or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to an obligation under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) liability of others described in the preceding clause (i) which this Corporation has guaranteed which is otherwise its legal liability; (iii) obligations secured by a mortgage, pledge, lien, charge or other encumbrance to which the property or assets of this Corporation are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be this Corporation's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above.

                 Issue Date: The first date on which any shares of the Convertible Preferred Stock are first issued or deemed to have been issued.

                 Junior Securities: All shares of Class A Common Stock, Class B Common Stock, and any other class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Convertible Preferred Stock and any Parity Securities shall have been so paid or declared and set apart for payment and, for purposes of Section 4 hereof, any class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of this Corporation until the Convertible Preferred Stock and any Parity Securities shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                 Liquidation Value: Measured per Share of the Convertible Preferred Stock as of any particular date, the sum of (i) $3,000, plus (ii) an amount equal to all dividends accrued on such Share through the Dividend Payment Date immediately preceding the date on which the Liquidation Value being determined, which pursuant to Section 3(c) have been added to and remain a part of the Liquidation Value as of such date, plus (iii), for purposes of determining amounts payable pursuant to Sections 4 and 6 hereof, an amount equal all unpaid dividends accrued on the sum of the amounts specified in clauses (i) and (ii) above to the date as of which the Liquidation Value is being determined.

                 Original Holder: As defined in Section 7(a).

                 Parity Securities: The 12 7/8% Preferred Stock and any other Class or series of stock of this Corporation authorized after the Issue Date entitled to receive payment of dividends on a parity with the Convertible Preferred Stock or entitled to receive assets upon liquidation, dissolution or winding up of the affairs of this Corporation on a parity with the Convertible Preferred Stock.

                 Permitted Tranferee: As defined in Section 7(a).

                 Record Date: For dividends payable on any Dividend Payment Date, the fifteenth day of the month preceding the month during which such Dividend Payment Date shall occur.

                 Redemption Date: As to any share, the date fixed for redemption of such Share as specified in the notice of redemption given in accordance with Section 6(d), provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid on such date or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart, and if the Redemption Price is not so paid in full or the consideration sufficient therefor so set apart then the Redemption Date will be the date on which such Redemption Price is fully paid or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart.

                 Redemption Price: As to any Share that is to be redeemed on any Redemption Date, the Liquidation Value as in effect on such Redemption Date.

                 Senior Securities: Any class or series of stock of this Corporation authorized after the Issue Date ranking senior to the Convertible Preferred Stock and any Parity Securities in respect of the right to receive payment of dividends or the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of this Corporation.

         Share:  As defined in Section 3(a).

         Special Record Date:  As defined in Section 3(c).

        12 7/8% Preferred Stock: The 5,022,394 authorized shares of the 12 7/8% Cumulative Compounding Redeemable Preferred Stock, Series A, of this Corporation.

         3.      Dividends.

         (a) Subject to the prior preferences and other rights of any Senior Securities with respect to dividends, the holders of the Convertible Preferred Stock shall be entitled to receive, and, subject to any prohibition or restriction contained in any Debt Instrument, this Corporation shall be obligated to pay, but only out of funds legally available therefor, preferential cumulative cash dividends which shall accrue as provided herein. Except as otherwise provided in Sections 3(c) or 3(d) hereof, dividends on each share of Convertible Preferred Stock (hereinafter referred to as a "Share") shall accrue on a daily basis at the rate of ten percent (10%) per annum of the Liquidation Value thereof, from but excluding the First Accrual Date to and including January 1, 1992, and thereafter at the rate of 6 3/4% per annum of the Liquidation Value to and including the date of conversion thereof pursuant to Section 5 or the date on which the Liquidation Value or Redemption Price of such Share is made available pursuant to Section 4 or 6 hereof, respectively. Dividends on the Convertible Preferred Stock shall accrue as provided herein, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally or contractually available for the payment of dividends.

         (b) Accrued dividends on the Convertible Preferred Stock shall be payable quarterly on the first day of each January, April, July and October, or the immediately preceding business day if such first day is a Saturday, Sunday or legal holiday (each such payment date being hereinafter referred to as a "Dividend Payment Date"), commencing on January 1, 1992, to the holders of record of the Convertible Preferred Stock as of the close of business on the applicable Record Date. For purposes of determining the amount of dividends "accrued" as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the rate per annum specified in Section 3(a) for actual days elapsed from but excluding the First Accrual Date (in the case of any date prior to the first Dividend Payment Date) or the last preceding Dividend Payment Date (in the case of any other date) to and including the date as of which such determination is to be made, based on a 365-day year.

         (c) If on any Dividend Payment Date this Corporation, pursuant to applicable law or the terms of any Debt Instrument, shall be prohibited or restricted from paying in cash the full dividends to which holders of the Convertible Preferred Stock and any Parity Securities shall be entitled, the amount available for such payment pursuant to applicable law and which is not restricted by the terms of any Debt Instrument shall be distributed among the holders of the Convertible Preferred Stock and such Parity Securities ratably in proportion to the full amounts to which they would otherwise be entitled. To the extent not paid on each Dividend Payment Date, all dividends which have accrued on each Share during the Dividend Period ending on such Dividend
Payment Date will be added cumulatively to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid. In the event that dividends are not paid in full on two consecutive Dividend Payment Dates, dividends on that portion of the Liquidation Value of each Share which consists of accrued dividends that have theretofor been or thereafter are added to, and remain a part of, the Liquidation Value in accordance with the preceding sentence shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum, from and after such second consecutive Dividend
Payment Date to and including the date of conversion of such Share pursuant to
Section 5 or the date on which the Liquidation Value or Redemption Price of such Share is made available pursuant to Section 4 or 6 hereof, respectively, unless such portion of the Liquidation Value that consists of accrued unpaid dividends shall be earlier paid in full. Such portion of the Liquidation Value as consists of accrued unpaid dividends, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearages then existing with respect to any Parity Securities), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than 50 days nor less than 10 days preceding the payment date thereof, as may be fixed by the Board of Directors of this Corporation (the "Special Record Date").

         (d) In the event that on any date fixed for redemption of Shares pursuant to Section 6 (other than on any date fixed for a redemption of Shares pursuant to Section 6(a)), this Corporation shall fail to pay the Redemption Price due and payable upon presentation and surrender of the stock certificates evidencing Shares to be redeemed, then dividends on such Shares shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum of the Liquidation Value thereof from and after such Redemption Date to and including the date of conversion of such Shares pursuant to Section 5 or the date on which the Liquidation

Value or Redemption Price of such Shares is made available pursuant to Section 4 or 6 hereof, respectively.

         (e) Notice of each Special Record Date shall be mailed, in the manner provided in Section 6(d), to the holders of record of the Convertible Preferred Stock not less than 15 days prior thereto.

         (f) As long as any Convertible Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Junior Security, nor shall any shares of any Junior Security be purchased, redeemed, or otherwise acquired for value by the Corporation, unless the holders of the Convertible Preferred Stock shall have received all dividends to which they are entitled pursuant to Section 3(a) hereof for the Dividend Period in which such dividend on the Junior Securities is to occur and all preceding Dividend Periods, or such dividends shall have been declared and the consideration sufficient for the payment thereof set apart so as to be available for the payment in full thereof and for no other purpose. The provisions of this Section 3(f) shall not apply (i) to a dividend payable in any Junior Security, (ii) to the repurchase, redemption or other acquisition of shares of any Junior Security solely through the issuance of Junior Securities (together with a cash adjustment for fractional shares, if any) or through the application of the proceeds from the sale of Junior Securities or (iii) to the acquisition of any shares of any Junior Security beneficially owned by Liberty Media Corporation ("Liberty") upon the redemption of, or in exchange for, shares of Liberty's preferred stock that are beneficially owned by this Corporation.

         4. Liquidation. Subject to the prior payment in full of the preferential amounts to which any Senior Securities are entitled, upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value at the date fixed for liquidation of all Shares outstanding before any distribution or payment is made upon any Junior Securities, which payment shall be made pari passu with any such payment made to the holders of any Parity Securities. The holders of Convertible Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of this Corporation after receiving the Liquidation Value per Share. If upon such liquidation, dissolution or winding up, the assets of this Corporation to be distributed among the holders of Convertible Preferred Stock and to all holders of Parity Securities are insufficient to permit payment in full to such holders of the aggregate preferential amounts which they are entitled to be paid, then the entire assets of this Corporation to be distributed to such holders shall be distributed ratably among them based upon the full preferential amounts to which the shares of Convertible Preferred Stock and such Parity Securities would otherwise respectively be entitled. Upon any such liquidation, dissolution or winding up, after the holders of Convertible Preferred Stock and Parity Securities have been paid in full the amounts to which they are entitled, the remaining assets of this Corporation may be distributed to the holders of Junior Securities. This Corporation shall mail written notice of such liquidation, dissolution or winding up to each record holder of Convertible Preferred Stock not less than 30 days prior to the payment date stated in such written notice. Neither the consolidation or merger of this Corporation into or with any other corporation or corporations, nor the sale, transfer or lease by this Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of this Corporation within the meaning of this Section 4.

         5.      Conversion.

         (a) Unless previously called for redemption as provided in Section 6 hereof, the Convertible Preferred Stock may be converted at such time, in such manner and upon such terms and conditions as hereinafter provided in this
Section 5 into fully paid and non-assessable full shares of Class A Common Stock. In the case of Shares called for redemption by this Corporation pursuant to Sections 6(a) or 6(b) hereof, the conversion right provided by this Section 5 shall terminate at the close of business on the fifteenth day preceding the date fixed for redemption. In the case of Shares required to be redeemed pursuant to Section 6(c), the conversion right provided by this Section 5 shall terminate immediately upon receipt by this Corporation of a notice given pursuant to said Section. In case cash, securities or property other than Class A Common Stock shall be payable, deliverable or issuable upon conversion as provided herein, then all references to Class A Common Stock in this Section 5 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property or other securities.

         (b) Subject to the provisions for adjustment hereinafter set forth in this Section 5, the Convertible Preferred Stock may be converted into Class A Common Stock at the initial conversion rate of two hundred and four (204) fully paid and non-assessable shares of Class A Common Stock for one share of the Convertible Preferred Stock. (This conversion rate as from time to time adjusted cumulatively pursuant to the provisions of this Section is hereinafter referred to as the "Conversion Rate".)

         (c) In case this Corporation shall (i) pay a dividend or make a distribution on its outstanding shares of Class A Common Stock in shares of its Capital Stock, (ii) subdivide the then outstanding shares of Class A Common Stock into a greater number of shares of Class A Common stock, (iii) combine the then outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, or (iv) issue by reclassification of its shares of Class A Common Stock any shares of any other class of Capital Stock of this Corporation (including any such reclassification in connection with a merger in which this Corporation is the continuing corporation), then the Conversion Rate in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that the holder of each share of the Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Capital Stock of this Corporation that such holder would have owned or been entitled to receive immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior to such time. An adjustment made pursuant to this Section 5(c) for a dividend or distribution shall become effective immediately after the record date for the dividend or distribution and an adjustment made pursuant to this Section 5(c) for a subdivision, combination or reclassification shall become effective immediately after the effective date of the subdivision, combination or reclassification. Such adjustment shall be made successively whenever any action listed above shall be taken.

         (d) In case this Corporation shall issue any rights or warrants to all holders of shares of Class A Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Class A Common Stock (or Convertible Securities) at a price per share of Class A Common Stock (or having an initial exercise price or conversion price per share of Class A Common Stock) less than the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date, the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Class A Common Stock into which such Share was theretofore convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of additional shares of Class A Common Stock offered for subscription or purchase (or into which the

Convertible Securities so offered are initially convertible) and of which the denominator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of shares of Class A Common Stock which the aggregate offering price of the total number of shares of Class A Common Stock so offered (or the aggregate initial conversion or exercise price of the Convertible Securities so offered) would purchase at the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date. Such adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. In the event that all of the shares of Class A Common Stock (or all of the Convertible Securities) subject to such rights or warrants have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, all of the shares of Class A Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), then the Conversion Rate shall be readjusted retroactively to be the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Class A Common Stock (or Convertible Securities) issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities); but such subsequent adjustment shall not affect the number of shares of Class A Common Stock issued upon the conversion of any Share prior to the date such subsequent adjustment is made.

        (e) In case this Corporation shall distribute to all holders of shares of Class A Common Stock (including any such distribution made in connection with a merger in which this Corporation is the continuing corporation, other than a merger to which Section 5(g) is applicable) any evidences of its indebtedness or assets (other than cash dividends or Capital Stock) or rights or warrants to purchase shares of Class A Common Stock or Class B Common Stock or securities convertible into shares of Class A Common Stock or Class B Common Stock (excluding those referred to in Section 5(d) above), then in each such case the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Class A Common Stock into which such Share was theretofore convertible immediately prior to record date for the determination of stockholders entitled to receive the distribution by a fraction of which the numerator shall be the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of

Section 5(f) below) on such record date and of which the denominator shall be such current market price per share of Class A Common Stock less the fair market value on such record date (as determined by the Board of Directors of this Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness or rights and warrants so to be distributed applicable to one share of Class A Common Stock. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (f)     For the purpose of any computation under Section 5(d), (e) or
(k), the current market price per share of Class A Common Stock at any date shall be deemed to be the average of the daily closing prices for a share of Class A Common Stock for the ten (10) consecutive trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which the shares of Class A Common Stock are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted closing bid and asked prices if there were no reported sales) as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

         (g) In case of any reclassification or change in the Class A Common Stock (other than any reclassification or change referred to in Section 5(c) and other than a change in par value) or in case of any consolidation of this Corporation with any other corporation or any merger of this Corporation into another corporation or of another corporation into this Corporation (other than a merger in which this Corporation is the continuing corporation and which does not result in any reclassification or change (other than a change in par value or any reclassification or change to which Section 5(c) is applicable) in the outstanding Class A Common Stock), or in case of any sale or transfer to another corporation or entity (other than by mortgage or pledge) of all or substantially all of the properties and assets of this Corporation, this Corporation (or its successor in such consolidation or merger) or the purchaser of such properties and assets shall make appropriate provision so that the holder of a Share shall have the right thereafter to convert such Share into the kind and amount of shares of stock and other securities and property that such holder would have owned immediately after such reclassification, change, consolidation, merger, sale or transfer if such holder had converted such Share into Class A Common Stock immediately prior to the effective date of such reclassification, change, consolidation, merger, sale or transfer (assuming for this purpose (to the extent applicable) that such holder failed to exercise any rights of election and received per share of Class A Common Stock the kind and amount of shares of stock and other securities and property received per share by a plurality of the nonelecting shares), and the holders of the Convertible Preferred Stock shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting or surviving corporation or otherwise or in any contracts of sale or transfer, so that the provisions set forth herein for the protection of the conversion rights of the Convertible Preferred Stock shall thereafter be made applicable, as nearly as reasonably may be to any such other shares of stock and other securities and property deliverable upon conversion of the Convertible Preferred Stock remaining outstanding or other convertible preferred stock or other Convertible Securities received by the holders of Convertible Preferred Stock in place thereof; and provided, further, that any such resulting or surviving corporation or purchaser shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Convertible Preferred Stock remaining outstanding, or other convertible preferred stock or other convertible securities received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion rights as above provided.

         (h) Whenever the Conversion Rate or the conversion privilege shall be adjusted as provided in Sections 5(c), (d), (e) or (g), this Corporation shall promptly cause a notice to be mailed to the holders of record of the Convertible Preferred Stock describing the nature of the event requiring such adjustment, the Conversion Rate in effect immediately thereafter and the kind and amount of stock or other securities or property into which the

Convertible Preferred Stock shall be convertible after such event. Where appropriate, such notice may be given in advance and included as a part of a notice required to be mailed under the provisions of Section 5(J).

         (i) This Corporation may, but shall not be required to, make any adjustment of the Conversion Rate if such adjustment would require an increase or decrease of less than 1% in such Conversion Rate; provided, however, that any adjustments which by reason of this Section 5(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. In any case in which this Section 5(i) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (x) issuing to the holder of any shares of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class A Common Stock or other Capital Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class A Common Stock, or other Capital Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder cash in lieu of any fractional interest to which such holder is entitled pursuant to Section 5(n); provided, however, that, if requested by such holder, this Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Class A Common Stock or other Capital Stock, and such cash, upon the occurrence of the event requiring such adjustment.

         (j)     In case at any time:

                 (i) this Corporation shall take any action which would require an adjustment in the Conversion Rate pursuant to this Section;

                 (ii) there shall be any capital reorganization or reclassification of the Class A Common Stock (other than a change in par value), or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of this Corporation is required, or any sale, transfer or lease of all or substantially all of the properties and assets of the Corporation, or a tender offer for shares of Class A Common Stock representing, together with any shares of Class B Common Stock tendered for in such tender offer, at least a majority of the total voting power represented by the outstanding shares of Class A Common Stock and Class B Common Stock which has been recommended by the Board of Directors as being in the best interests of the holders of Class A Common Stock; or

                 (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of this Corporation;

then, in any such event, this Corporation shall give written notice, in the manner provided in Section 6(d) hereof, to the holders of the Convertible Preferred Stock at their respective addresses as the same appear upon the books of the Corporation, at least twenty days (or ten days in the case of a recommended tender offer as specified in clause (ii) above) prior to any record date for such action, dividend or distribution or the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, lease, tender offer, dissolution, liquidation or winding up; provided, however, that any notice required by any event described in clause (ii) of this Section 5(j) shall be given in the manner and at the time that such notice is given to the holders of Class A Common Stock. Without limiting the obligation of this Corporation to provide notice of corporate actions hereunder, the failure to give the notice required by this Section 5(j) or any defect therein shall not affect the legality or validity of any such corporate action of the Corporation or the vote upon such action.

(k) Before any holder of Convertible Preferred Stock shall be entitled to convert the same into Class A Common Stock, such holder shall surrender the certificate or certificates for such Convertible Preferred Stock at the office of this Corporation or at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if this Corporation shall so request, shall be duly endorsed to this Corporation or in blank or accompanied by proper instruments of transfer to this Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to this Corporation), and shall give written notice to this Corporation at said office that it elects to convert all or a part of the Shares represented by said certificate or certificates in accordance with the terms of this Section 5, and shall state in writing therein the name or names in which such holder wishes the certificates for Class A Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Convertible Preferred

Stock and the Corporation, whereby the holder of such Convertible Preferred Stock shall be deemed to subscribe for the amount of Class A Common Stock which such holder shall be entitled to receive upon conversion of the number of shares of Convertible Preferred Stock to be converted, and, in satisfaction of such subscription, to deposit the shares of Convertible Preferred Stock to be converted, and thereby this Corporation shall be deemed to agree that the surrender of the shares of Convertible Preferred Stock to be converted shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. This Corporation will as soon as practicable after such deposit of a certificate or certificates for Convertible Preferred Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of this Corporation or of said transfer agent to the person for whose account such Convertible Preferred Stock was so surrendered, or to his nominee(s) or, subject to compliance with applicable law, transferee(s), a certificate or certificates for the number of full shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share as hereinafter provided. If surrendered certificates for Convertible Preferred Stock are converted only in part, this Corporation will issue and deliver to the holder, or to his nominee(s), without charge therefor, a new certificate or certificates representing the aggregate of the unconverted Shares. Such conversion shall be deemed to have been made as of the date of such surrender of the Convertible Preferred Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date.

         Upon the conversion of any Share, this Corporation shall pay, to the holder of record of such Share on the immediately preceding Record Date, all accrued but unpaid dividends on such Share to the date of the surrender of such Share for conversion. Such payment shall be made in cash or, at the election of this Corporation, the issuance of certificates representing such number of shares of Class A Common Stock as have an aggregate current market price (as determined in accordance with Section 5(f)) on the date of issuance equal to the amount of such accrued but unpaid dividends. Upon the making of such payment to the person entitled thereto as determined pursuant to the first sentence of this paragraph, no further dividends shall accrue on such Share or be payable to any other person.

         The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Convertible Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance, provided, however, if any such certificate is to be issued in a name other than that of the registered holder of the share or shares of Convertible Preferred Stock converted, the person or persons requesting the issuance thereof shall pay to this Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of this Corporation that such tax has been paid.

         This Corporation shall not he required to convert any shares of Convertible Preferred Stock, and no surrender of Convertible Preferred Stock shall be effective for that purpose, while the stock transfer books of this Corporation are closed for any purpose; but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Convertible Preferred Stock was surrendered.

         (l) This Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Convertible Preferred Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all outstanding Shares, provided that nothing contained herein shall be construed to preclude this Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Convertible Preferred Stock by delivery of shares of Class A Common Stock which are held in the treasury of this Corporation. This Corporation shall take all such corporate and other actions as from time to time may be necessary to insure that all shares of Class A Common Stock issuable upon conversion of shares of Convertible Preferred Stock at the Conversion Rate in effect from time to time will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights.

         (m) All shares of Convertible Preferred Stock received by this Corporation upon conversion thereof into Class A Common Stock shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

         (n) This Corporation shall not be required to issue fractional shares of Class A Common Stock or scrip upon conversion of the Convertible Preferred Stock. As to any final fraction of a share of Class A Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of such Shares in the same transaction, this Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a full share of Class A Common Stock. For purposes of this Section S(n), the market value of a share of Class A Common Stock shall be the last reported sale price regular way on the business day immediately preceding the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Exchange Act on which the shares of Class A Common Stock are listed or admitted to trading, or if the shares of Class A Common Stock are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted last reported bid and asked prices if there were no reported sales) as reported by NASDAQ or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

         6.      Redemption.

         (a) Subject to the rights of any Senior Securities and the provisions of Section 6(g), the shares of Convertible Preferred Stock may be redeemed out of funds legally available therefor, at the option of this Corporation by action of the Board of Directors, in whole or from time to time in part, at any time after the Issue Date, at the Redemption Price per share as of the applicable Redemption Date. If less than all outstanding Shares are to be redeemed, Shares shall be redeemed ratably among the holders thereof.

         (b) Subject to the rights of any Senior Securities, Parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, this Corporation shall redeem, out of funds legally available therefor, on April 1, 1999 all of the shares of the Convertible Preferred Stock remaining outstanding at the Redemption Price per share on the Redemption Date. If the funds of this Corporation available, in accordance with the immediately preceding sentence, for redemption of Shares are insufficient to redeem the total number of Shares, those funds which are legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(b) will be used to redeem the maximum possible number of Shares ratably among the holders thereof. At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of the Shares have been redeemed.

         (c) Subject to the rights of any Senior Securities, Parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, at any time on or after the Issue Date, any holder shall have the right, at such holder's option, to require redemption by this Corporation at the Redemption Price per Share as of the applicable Redemption Date of all or any portion of his Shares having an aggregate Liquidation Value in excess of $1,000,000, by written notice to this Corporation stating the number of Shares to be redeemed. This Corporation shall redeem, out of funds legally available therefor and not restricted in accordance with the first sentence of this Section 6(c), the Shares so requested to be redeemed on such date within 60 days following this Corporation's receipt of such notice as this Corporation shall state in its notice given pursuant to Section 6(d). If the funds of this Corporation legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(c) are insufficient to redeem the total number of Shares required to be redeemed pursuant to this Section 6(c), those funds which are legally available for redemption of such Shares and not so restricted will be used to redeem the maximum possible number of such Shares ratably among the holders who have required Shares to be redeemed under this Section 6(c). At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of such Shares are redeemed.

         (d) Notice of any redemption pursuant to this Section shall be mailed, first class, postage prepaid, not less than 30 days nor more than 60 days prior to the Redemption Date, to the holders of record of the shares of Convertible Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of this Corporation or are supplied by them in writing to this Corporation for the purpose of such notice; but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Convertible Preferred Stock.

Such notice shall set forth the Redemption Price, the Redemption Date, the number of Shares to be redeemed and the place at which the Shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such Shares, be redeemed. In case fewer than the total number of shares of Convertible Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder.

         (e) If notice of any redemption by this Corporation pursuant to this Section 6 shall have been mailed as provided in Section 6(d) and if on or before the Redemption Date specified in such notice the consideration necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the Shares called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding, and all rights with respect to such Shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

         (f) All shares of Convertible Preferred Stock redeemed, retired, purchased or otherwise acquired by this Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

         (g) If at any time this Corporation shall have failed to pay, or declare and set apart the consideration sufficient to pay, all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities, and until all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities shall have been paid or declared and set apart so as to be available for the payment in full thereof and for no other purpose, this corporation shall not redeem, pursuant to a sinking fund or otherwise, any shares of Convertible Preferred Stock, Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible Preferred Stock, Parity Securities or Junior Securities. If and so long as this Corporation shall fail to redeem on a Redemption Date pursuant to Section 6(b) or 6(c) all shares of Convertible Preferred Stock required to be redeemed on such date, this Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible Preferred Stock, Parity Securities or Junior Securities. Nothing contained in this Section 6(g) shall prevent the purchase or acquisition (i) of shares of Convertible Preferred Stock and purchase or exchange offer or offers made to holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, provided that (A) as to holders of outstanding shares of Convertible Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Securities, the terms of the purchase or exchange offer for all such shares are identical, and (C) as among holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, the terns of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Convertible Preferred Stock and each series or class of Parity Securities, (ii) of shares Of Convertible Preferred Stock, Parity Securities or Junior Securities in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Securities or (iii) of shares of Junior Securities that are beneficially owned by Liberty upon the redemption of, or in exchange for, shares of Liberty's preferred stock beneficially owned by this Corporation. The provisions of this
Section 6(g) are for the benefit of holders of Convertible Preferred Stock and Parity Securities and accordingly, at any time when there are no parity Securities outstanding, the provisions of this Section 6(g) shall not restrict any redemption by this Corporation of Shares held by any holder, provided that all other holders of Shares shall have waived in writing the benefits of this provision with respect to such redemption.

                 7.       Transfer.

                 (a) Without the prior written consent of this Corporation, no person holding shares of Convertible Preferred Stock of record (hereinafter called a "Convertible Preferred Holder") may transfer, and this Corporation shall not register the transfer of, such shares of Convertible Preferred Stock, whether by sale, assignment, or otherwise, except to a Permitted Transferee.

                          (i)  In the case of a Convertible Preferred Holder
acquiring record and beneficial ownership of
                 the shares of Convertible Preferred Stock in question upon initial issuance by this Corporation (an "Original Holder"), a "Permitted Transferee" shall mean:

                          (x) any Affiliate (as defined in Section 7(b)) of such Original Holder,

                          (y) any other Original Holder (or any Affiliate of any such other Original Holder), or

                          (z) any person or entity to whom Shares are transferred by an Original Holder which Original Holder is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                          (ii) In the case of a Convertible Preferred Holder which is a Permitted Translates of an Original Holder, a "Permitted Transferee" shall mean:

                          (x)     any Original Molder,

                          (y) any Permitted Translates of an Original Molder, except any translates referred to in clause (i)(z) above, or

                          (z) any person or entity to whom Shares are transferred by a Permitted Translates which Permitted Translates is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                 (b) For purposes of this Section 7, the term "Affiliate" shall mean (i) any person or corporation that owns beneficially and of record at least a majority of the outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors ("voting securities") of an Original Holder or (ii) any person or corporation at least a majority of the voting securities of which are owned beneficially and of record by an Original Holder, where in the case of both (i) and (ii), voting securities will be deemed "owned" by a person or corporation if either owned directly or if owned indirectly through one or more intermediary corporations at least a majority of the voting securities of which are owned beneficially and of record by that person or corporation or by an intermediary corporation in such a majority or more chain of ownership.

                 (c) This Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Convertible Preferred stock on this Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Convertible Preferred Stock or is a Permitted Transferee.

                 (d) Shares of Convertible Preferred Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Convertible Preferred Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. Certificates for shares of Convertible Preferred Stock shall bear a legend referencing the restrictions on transfer imposed by this Section 7.

                 8. No Voting Rights. The holders of Convertible Preferred Stock shall have no right to vote for any purpose, except as specifically required by the Delaware General Corporation Law.

                 9. Amendment. No amendment or modification of the designation, rights, preferences, and limitations of the Shares set forth herein shall be binding or effective without the prior consent of the holders of record of Shares representing 66 2/3% of the Liquidation Value of all Shares outstanding at the time such action is taken.

                 10. Preemptive Rights. The holders of the Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by this Corporation.

                 11. Exclusion of Other Rights. Except as may otherwise be required by law and for the equitable rights and remedies that may otherwise be available to holders of Convertible Preferred Stock, the shares of Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in these resolutions (as such resolutions may, subject to Section 9, be amended from time to time) and in the Restated Certificate of Incorporation of this Corporation.

                 12. Headings. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                 FURTHER RESOLVED, that the appropriate officers of this Corporation are hereby authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, in accordance with the requirements of Section 151(g) of the General Corporation Law of the State of Delaware."



                                               /s/ JOHN C. MALONE


ATTEST

By:

                              STATE OF DELAWARE

                                    {LOGO}

                         OFFICE OF SECRETARY OF STATE
                               ----------------

                 I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE THIRD DAY OF APRIL, A.D. 1992, AT 9 O'CLOCK A.M.

                              * * * * * * * * * *



                                            /s/ MICHAEL RATCHFORD

                                            SECRETARY OF STATE
                                            AUTHENTICATION: *3407110
                                            DATE:           04/06/1992

     {SEAL}
   920945212

                           TELE-COMMUNICATIONS, INC.

                      AMENDED CERTIFICATE OF DESIGNATIONS

                               ---------------

          SETTING FORTH A COPY OF THE RESOLUTIONS ADOPTED BY THE BOARD
           OF DIRECTORS OF TELE-COMMUNICATIONS, INC. RELATING TO THE
            RETIREMENT OF A SERIES OF PREFERRED STOCK DESIGNATED AS
                    "CONVERTIBLE PREFERRED STOCK, SERIES A"

                               ---------------

         Pursuant to Section 151 of the General Corporation Law of the
                               State of Delaware

                               ---------------

                 The undersigned, President of Tele-Communications, Inc., a Delaware Corporation (the "Corporation"), hereby certifies that the Board of Directors, by unanimous written consent, adopted the following resolutions relating to the retirement of an authorized series of preferred stock designated as "Convertible Preferred Stock, Series A":

                          "RESOLVED, that in connection with the exchange (the
                 "Exchange") of all of the outstanding shares of the Corporation's Convertible Preferred Stock, Series A, $1.00 par value per share (the "Series A Preferred Stock") for shares of the Corporation's Convertible Preferred Stock, Series B, $1.00 par value per share (the "Series B preferred Stock"), the Chairman of the Board, the President, or any Executive Vice President of the Corporation (each an "Authorized Officer" and collectively the "Authorized Officers") be, and they hereby are, and each of them with full authority to act without the others hereby is, authorized to execute, file and record in accordance with the requirements of Section 151(g) of the General Corporation Law of the State of Delaware an amendment to the Certificate of Designations with respect to the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on December 2, 1991 (the "Certificate of Designations") to indicate that (i) the shares of Series A Preferred Stock authorized pursuant to resolutions of the Board of Directors as set forth in the Certificate of Designations and subsequently issued no longer remain outstanding by reason of the Exchange, (ii) no shares of Series A Preferred Stock authorized pursuant to resolutions of the Board of Directors as set forth in the Certificate of Designations will hereafter be issued and all shares of Series A Preferred Stock shall hereafter have the status of retired shares; and (iii) the capital of this Corporation shall not be reduced by or in connection with the retirement of the shares of Series A Preferred Stock; and

                          RESOLVED, that the Authorized Officers be, and they
                 hereby are, and each of them with full authority to act without the others hereby is, authorized to take or cause to be taken all such action and to execute, file, record and/or deliver all such instruments and documents, in the name and on behalf of the Corporation and under its corporate seal or otherwise, as in their or his judgment shall be necessary, proper or advisable in order to carry out fully the intent and to accomplish the purposes of the foregoing resolution and to take any other actions necessary to effect the elimination from the Restated Certificate of Incorporation of this Corporation of all matters set forth in the Certificate of Designations, the execution, filing, recordation and/or delivery thereof by such officers or officer or the doing by them or him of any act in connection with the foregoing matters to conclusively establish their or his authority therefor from the Corporation and the approval and ratification by the Corporation of the instruments and documents so executed, filed, recorded and/or delivered and the action so taken, and that any Secretary or Assistant Secretary of the Corporation is authorized to acknowledge any instrument or document so executed, filed, recorded and/or delivered including, without limitation, the amendment to the Certificate of Designations."


                                                    /s/ JOHN C. MALONE
                                                        John C. Malone
                                                           President


Attest


By: /s/ MARY S. WILLIS
        Mary S. Willis
        Assistant Secretary

                               STATE OF DELAWARE


                        OFFICE OF THE SECRETARY OF STATE

                               ---------------

                 I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RETIREMENT OF STOCK OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE EIGHTH DAY OF FEBRUARY, A.D. 1993, AT 1:40 O'CLOCK P.M.

                 A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS ON THE EIGHTH DAY OF FEBRUARY, A.D. 1993 FOR RECORDING.

                              * * * * * * * * * *




                                    /s/ WILLIAM T. QUILLEN
                                        William T. Quillen, Secretary of State

                                        AUTHENTICATION: *3777508
                                        DATE:         02/08/1993

 {SEAL}
930395170

                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 01:40 PM 02/08/1993
                                                              930395170 - 685208


              CERTIFICATE OF RETIREMENT OF THE 12 7/8% CUMULATIVE
                COMPOUNDING REDEEMABLE PREFERRED STOCK, SERIES A
                          OF TELE-COMMUNICATIONS, INC.

           Pursuant to Section 243(b) of the General Corporation Law
                            of the State of Delaware

         TELE-COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delware (the "Company"), hereby certifies as follows:

                 1. The Board of Directors of the Company has duly adopted resolutions providing for the redemption of all outstanding shares of the series of the preferred stock of the Company, par value $1.00 per share, designated 12 7/8% Cumulative Compounding Redeemable Preferred Stock, Series A (the "Compounding Preferred Stock").

                 2. All outstanding shares of the Compounding Preferred Stock have been redeemed as aforesaid and retired.

                 3. The Certificate of Designations with respect to the Compounding Preferred Stock, filed with the Secretary of State of the State of Delaware on December 2, 1991 prohibits the reissuance of the aforesaid shares of Compounding Preferred Stock as shares of said series.

                 4. Accordingly, pursuant to the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate of Retirement, the Restated Certificate of Incorporation of the Company shall be amended so as to eliminate therefrom all reference to the Compounding Preferred Stock, but not to reduce the total authorized number of shares of preferred stock of the Company.

                 IN WITNESS WHEREOF, the Company has caused this Certificate of Retirement to be executed and its corporate seal to be affixed hereto this 8th day of February, 1993.

                                               TELE-COMMUNICATIONS, INC.


                                               By: /s/ JOHN C. MALONE
                                                          President

ATTEST

By:  /s/ PAUL J. O'BRIEN
    Corporate Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                             --------------------

                 I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "TELE-COMMUNICATIONS, INC." FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MARCH, A.D. 1993, AT 4:30 O'CLOCK P.M.

                 A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                              * * * * * * * * * *




                                          /s/ WILLIAM T. QUILLEN
                            {SEAL}        William T. Quillen, Secretary of State
                          753078020
                                          AUTHENTICATION: *3829498
                                          DATE:         03/22/1993

                           TELE-COMMUNICATIONS, INC.

                          CERTIFICATE OF DESIGNATIONS

                               ---------------

                      SETTING FORTH A COPY OF A RESOLUTION
                     CREATING AND AUTHORIZING THE ISSUANCE
                   OF A SERIES OF PREFERRED STOCK DESIGNATED
                        AS "CONVERTIBLE PREFERRED STOCK
                  SERIES C" ADOPTED BY THE BOARD OF DIRECTORS
                          OF TELE-COMMUNICATIONS, INC.

                               ---------------

                 The undersigned, Executive Vice President and Assistant Secretary, respectively, of Tele-Communications, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the Board of Directors duly adopted the following resolutions creating a series of preferred stock designated as "Convertible Preferred Stock, Series C":

                 "BE IT RESOLVED, that, pursuant to authority expressly granted by the provisions of the Restated Certificate of Incorporation of this Corporation, the Board of Directors hereby creates and authorizes the issuance of a series of preferred stock, par value $1.00 per share, of this Corporation, to consist of 6,201 shares, and hereby fixes the designations, dividend rights, voting powers, rights on liquidation and other preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof of the shares of such series (In addition to the designations, preferences and relative, participating, limitations or restrictions thereof act forth in the Restated Certificate of Incorporation that are applicable to preferred stock of all series) as follows:

                 1. Designation. The designation of the series of preferred stock, par value $1.00 per share, of this Corporation authorized hereby is "Convertible Preferred Stock, Series C" (the "Convertible Preferred Stock").

                 2. Certain Definitions. Unless the context otherwise requires, the terms defined in this Section 2 shall have the meanings herein specified:

                 Affiliate:  As defined in Section 7(b).

                 Board of Directors: The Board of Directors of this Corporation and any authorized committee thereof.

                 Capital Stock: Any and all shares, interests, participations, or other equivalents (however designated) of corporate stock of this Corporation.

                 Class A Common Stock: The Class A Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class A Common Stock may thereafter have been changed.

                 Class B Common Stock: The Class B Common Stock, par value $1.00 per share, of this Corporation as such exists on the date of this Certificate of Designations, and Capital Stock of any other class into which such Class B Common Stock may thereafter have been changed.

                 Conversion Rate:  As defined in Section 5(b).

                 Convertible Preferred Holder:  As defined in Section 7(a).

                 Convertible Securities: Securities, other than the Class B Common Stock, that are convertible into Class A Common Stock.

                 Debt Instrument: Any bond, debenture, note, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the Issue Date or thereafter created, incurred, assumed or guaranteed.

                 Dividend Payment Date:  As defined in Section 3(b).

                 Dividend Period: The period from but excluding the First Accrual Date to and including the first Dividend Payment Date and each three-month period from but excluding the Dividend Payment Date from preceding Dividend Period to and including the Dividend Payment Date for such Dividend Period.

                 First Accrual Date:  January 1, 1993.

                 Indebtedness: Any (i) liability, contingent or otherwise, of this Corporation (x) for borrowed money (whether or not the recourse of the lender is to whole of the assets of this Corporation or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to an obligation under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) liability of others described in the preceding clause (i) which this Corporation has guaranteed or which is otherwise its legal liability; (iii) obligations accrued by a mortgage, pledge, lien, charge or other encumbrance to which the property or assets of this Corporation are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be this Corporation's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clauses
(i), (ii), and (iii) above.

                 Issue Date: The first date on which any shares of the Convertible Preferred Stock are first issued or deemed to have been issued.

                 Junior Securities: All shares of Class A Common Stock, Class B Common Stock, and any other class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Convertible Preferred Stock and any Parity Securities shall have been so paid or declared and set apart for payment and, for purposes of Section 4 hereof, any class or series of stock of this Corporation authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of this Corporation until the Convertible Preferred Stock and any Parity Securities shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                 Liquidation Value: Measured per Share of the Convertible Preferred Stock as of any particular date, the sum of (i) $3,000, plus (ii) an amount equal to all dividends accrued on such Share through the Dividend Payment Date immediately preceding the date on which the Liquidation Value being determined, which pursuant to Section 3(c) have been added to and remain a part of the Liquidation Value as of such date, plus (iii), for purposes of determining amounts payable pursuant to Sections 4 and 6 hereof, an amount equal all unpaid dividends accrued on the sum of the amounts specified in clauses (i) and (ii) above to the date as of which the Liquidation Value is being determined.

                 Original Holder:  As defined in Section 7(a).

                 Parity Securities.: The 12 7/8% Preferred Stock and any other Class or series of stock of this Corporation authorized after the Issue Date entitled to receive payment of dividends on a parity with the Convertible Preferred Stock or entitled to receive assets upon liquidation, dissolution or winding up of the affairs of this Corporation on a parity with the Convertible Preferred Stock.

                 Permitted Transferee:  As defined in Section 7(a).

                 Record Date: For dividends payable on any Dividend Payment Date, the fifteenth day of the month preceding the month during which such Dividend Payment Date shall occur.

                 Redemption Date: As to any share, the date fixed for redemption of such Share as specified in the notice of redemption given in accordance with Section 6(d), provided that no such date will be a Redemption Date unless the applicable Redemption Price is actually paid on such date or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart, and if the Redemption Price is not so paid in full or the consideration sufficient therefor so set apart then the Redemption Date will be the date on which such Redemption Price is fully paid or the consideration sufficient for the payment thereof, and for no other purpose, has been set apart.

                 Redemption Price: As to any Share that is to be redeemed on any Redemption Date, the Liquidation Value as in effect on such Redemption Date.

                 Senior Securities: Any class or series of stock of this Corporation authorized after the Issue Date ranking senior to the Convertible Preferred Stock and any Parity Securities in respect of the right to receive payment of dividends or the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of this Corporation.

                 Share:  As defined in Section 3(a).

                 Special Record Date:  As defined in Section 3(C).

                 12-7/8% Preferred Stock: The 5,022,394 authorized shares of the 12-7/8% Cumulative Compounding Redeemable Preferred Stock, Series A, of this Corporation.

                 3.       Dividends.

                 (a) Subject to the prior preferences and other rights of any Senior Securities with respect to dividends, the holders of the Convertible Preferred Stock shall be entitled to receive, and, subject to any prohibition or restriction contained in any Debt Instrument, this Corporation shall be obligated to pay, but only out of funds legally available therefor, preferential cumulative cash dividends which shall accrue as provided herein. Except as otherwise provided in Sections 3(c) or 3(d) hereof, dividends on each share of Convertible Preferred Stock (hereinafter referred to as a "Share") shall accrue on a daily basis at the rate of ten percent (10%) per annum of the Liquidation Value thereof, from but excluding the First Accrual Date to and including January 1, 1992, and thereafter at the rate of 6 3/4% per annum of the Liquidation Value to and including the date of conversion thereof pursuant to Section 5 or the date on which the Liquidation Value or Redemption Price of such Share ie made available pursuant to Section 4 or 6 hereof, respectively. Dividends on the Convertible Preferred Stock shall accrue as provided herein, whether or not such dividends have been declared and whether or not there are profits, surplus or other funds of the Corporation legally or contractually available for the payment of dividends.

                 (b) Accrued dividends on the Convertible Preferred Stock shall be payable quarterly on the first day of each January, April, July and October, or the immediately preceding business day if such first day is a Saturday, Sunday or legal holiday (each such payment date being hereinafter referred to as a "Dividend Payment Date"), commencing on January 1, 1992, to the holders of record of the Convertible Preferred Stock as of the close of business on the applicable Record Date. For purposes of determining the amount of dividends "accrued" as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the rate per annum specified In
Section 3(a) for actual days elapsed from but excluding the First Accrual Date (in the case of any date prior to the first

Dividend Payment Date) or the last preceding Dividend Payment Date (in the case of any other date) to and including the date as of which such determination is to be made, based on a 365-day year.

                 (c) If on any Dividend Payment Date this Corporation, pursuant to applicable law or the terms of any Debt Instrument, shall be prohibited or restricted from paying in cash the full dividends to which holders of the Convertible Preferred Stock and any Parity Securities shall be entitled, the amount available for such payment pursuant to applicable law and which is not restricted by the terms of any Debt Instrument shall be distributed among the holders of the Convertible Preferred Stock and such Parity Securities ratably in proportion to the full amounts to which they would otherwise be entitled. To the extent not paid on each Dividend Period ending on such Dividend Payment Date will be added cumulatively to the Liquidation Value of such Share and will remain a part thereof until such dividends are paid. In the event that dividends are not paid in full on two consecutive Dividend Payment Dates, dividends on that portion of the Liquidation Value of each Share which consists of accrued dividends that have theretofore been or thereafter are added to, and remain a part of the Liquidation Value in accordance which the preceding sentence shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum, from and after such second consecutive Dividend Payment Date to and including the date of conversion of such Share pursuant to
Section 5 or the date on which the Liquidation Value or Redemption Price of such Share is made available pursuant to Section 4 or 6 hereof, respectively, unless such portion of the Liquidation Value that consists of accrued unpaid dividends shall be earlier paid in full. Such portion of the Liquidation Value as consists of accrued unpaid dividends, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearages then existing with respect to any Parity Securities), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than 50 days nor less than days preceding the payment date thereof, as may be fixed by the Board of Directors of this Corporation (the "Special Record Date").

                 (d) In the event that on any date fixed for redemption of Share pursuant to Section 6 (other than on any date fixed for a redemption Price due and payable upon presentation and surrender of the stock certificates evidencing Shares to be redeemed, then dividends on such Shares shall accrue cumulatively on a daily basis at the rate of fifteen percent (15%) per annum of the Liquidation Value thereof from and after such Redemption date to and including the date of conversion of such Shares pursuant to Section 5 or the date on which the Liquidation Value or Redemption Price of such Shares is made available pursuant to Section 4 or 6 hereof, respectively.

                 (e) Notice of such Special Record Date shall be mailed, in the manner provided in Section 6(d), to the holders of record of the Convertible Preferred Stock not less than 15 days prior thereto.

                 (f) As long as any Convertible Preferred Stock shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Junior Security, nor shall any shares of any Junior Security be purchased, redeemed, or otherwise acquired for value by the Corporation, unless the holders of the Convertible Preferred Stock shall have received all dividends to which they are entitled pursuant to Section 3(a) hereof for the Dividend Period in which such dividend on the Junior Securities is to occur and all preceding Dividend Periods, or such dividends shall have been declared and the consideration sufficient for the payment thereof set apart so as to be available for the payment in full
thereof and for no other purpose.     The provisions of this Section 3(f) shall
not apply (i) to a dividend payable in any Junior Security, (ii) to the repurchase, redemption or other acquisition of shares of any Junior Security solely through the issuance of Junior Securities (together with a cash adjustment for fractional shares, if any) or through the application of the proceeds from the sale of Junior Securities or (iii) to the acquisition of any shares of any Junior Security beneficially owned by Liberty Media Corporation ("Liberty") upon the redemption of, or in exchange for, shares of Liberty's preferred stock that are beneficially owned by this Corporation.

                 4. Liquidation. Subject to the prior payment in full of the preferential amounts to which any Senior Securities are entitled, upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of Convertible Preferred Stock shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value at the date fixed for liquidation of all Shares outstanding before any distribution or payment is made upon any Junior Securities, which payment shall be made pari passu with any such payment made to the holders of any Parity Securities. The holders of Convertible Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of this Corporation
after receiving the Liquidation Value per Share.   If upon such liquidation,
dissolution or winding up, the assets of this Corporation to be distributed among the holders of Convertible Preferred Stock and to all holders of Parity Securities are insufficient to permit payment in full to such holders of the aggregate preferential amounts which they are entitled to be paid, then the entire assets of this Corporation to be distributed to such holders shall be distributed ratably among them based upon the full preferential amounts to which the shares of Convertible Preferred Stock and such Parity Securities would otherwise respectively be entitled. Upon any such liquidation, dissolution or winding up, after the holders of Convertible Preferred Stock and Parity Securities have been paid in full the amounts to which they are entitled, the remaining assets of this Corporation may be distributed to the
holders of Junior Securities.    This corporation shall mail written notice of
such liquidation, dissolution or winding up to each record holder of Convertible Preferred Stock not less than 30 days prior to the payment date stated in such written notice. Neither the consolidation or merger of this Corporation into or with any other corporation or corporations, nor the sale, transfer or lease by this Corporation of all or any part of its assets, shall be deemed to be a liquidation, dissolution or winding up of this Corporation within the meaning of this Section 4.

                 5. Conversion.

                 (a) Unless previously called for redemption as provided in
Section 6 hereof, the Convertible Preferred Stock may be converted at such time, in such manner and upon such terms and conditions as hereinafter provided in this Section 5 into fully paid and non-assessable full shares of Class A Common Stock. In the case of Shares called for redemption by this Corporation pursuant to Sections 6(a) or 6(b) hereof, the conversion right provided by this
Section 5 shall terminate at the close of business on the fifteenth day preceding the date fixed for redemption. In the case of Shares required to be redeemed pursuant to Section 6(c), the conversion right provided by this
Section 5 shall terminate immediately upon receipt by this Corporation of a
notice given pursuant to said Section.   In case cash, securities or property
other than Class A Common Stock shall be payable, deliverable or issuable upon conversion as provided herein, then all references to Class A Common Stock in this Section 5 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property or other securities.

                 (b) Subject to the provisions for adjustment hereinafter set forth in this Section 5, the Convertible Preferred Stock may be converted into Class A Common Stock at the initial conversion rate of two hundred and four
(204) fully paid and non-assessable shares of Class A Common Stock for one share of the Convertible Preferred Stock. (This conversion rate as from time to time adjusted cumulatively pursuant to the provisions of this Section is hereinafter referred to as the "Conversion Rate".)

                 (c) In case this Corporation shall (i) pay a dividend or make a distribution on its outstanding shares of Class A Common Stock in shares of its Capital Stock, (ii) subdivide the then outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock, (iii) combine the then outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, or (iv) issue by reclassification of its shares of Class A Common Stock any shares of any other class of Capital Stock of this Corporation (including any such reclassification in connection with a merger in which this Corporation is the continuing corporation), then the Conversion Rate in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that the holder of each share of the Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number and kind of shares of Capital Stock of this Corporation that such holder would have owned or been entitled to receive immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior to such time. An adjustment made pursuant to this Section 5(c) for a dividend or distribution shall become effective immediately after the record date for the dividend or distribution and an adjustment made pursuant to this Section 5(c) for a subdivision, combination or reclassification shall become effective immediately after the effective date of the subdivision, combination or reclassification. Such adjustment shall be made successively whenever any action listed above shall be taken.

                 (d) In case this Corporation shall issue any rights or warrants to all holders of shares of Class A Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Class A Common Stock (or Convertible Securities) at a price per share of Class A common Stock (or having an initial exercise price or conversion price per share of Class A Common Stock) less than the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date, the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of Class A Common Stock into which such Share was theretofore convertible immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of additional shares of Class A Common Stock offered for subscription or purchase (or into which the Convertible Securities so offered are initially convertible) and of which the denominator shall be the number of shares of Class A Common Stock outstanding on such record date plus the number of shares of class A Common Stock which the aggregate offering price of the total number of shares of Class A Common Stock so offered (or the aggregate initial conversion or exercise price of the Convertible Securities so offered) would purchase at the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date. Such adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. In the event that all of the shares of Class A Common Stock (or all of the Convertible Securities) subject to such rights or warrants have not been issued when such rights or warrants expire (or, in the case of rights or warrants to purchase Convertible Securities which have been exercised, all of the shares of Class A Common Stock issuable upon conversion of such Convertible Securities have not been issued prior to the expiration of the conversion right thereof), then the Conversion Rate shall be readjusted retroactively to be the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights or warrants been made on the basis of the actual number of shares of Class A Common Stock (or Convertible Securities) issued upon the exercise of such rights or warrants (or the conversion of such Convertible Securities); but such subsequent adjustment shall not affect the number of shares of Class A Common Stock issued upon the conversion of any Share prior to the date such subsequent adjustment is made.

                 (e) In case this Corporation shall distribute to all holders of shares of class A Common Stock (including any such distribution made in connection with a merger in which this Corporation is the continuing corporation, other than a merger to which Section 5(g) is applicable) any evidences of its indebtedness or assets (other than cash dividends or Capital Stock) or rights or warrants to purchase shares of Class A Common Stock or Class B Common Stock or securities convertible into shares of Class A Common Stock or Class B Common Stock (excluding those referred to in Section 5(d) above), then in each such case the number of shares of Class A Common Stock into which each Share shall thereafter be convertible shall be determined by multiplying the number of shares of

Class A Common Stock into which such Share was theretofore convertible immediately prior to record date for the determination of stockholders entitled to receive the distribution by a fraction of which the numerator shall be the then current market price per share of Class A Common Stock (as determined in accordance with the provisions of Section 5(f) below) on such record date and of which the denominator shall be such current market price per share of Class A Common Stock less the fair market value on such record date (as determined by the Board of Directors of this Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness or rights and warrants so to be distributed applicable to one share of Class A Common Stock. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                 (f) For the purpose of any computation under Section 5(d), (e) or (k), the current market price per share of Class A Common Stock at any date shall be deemed to be the average of the daily closing prices for a share of Class A Common Stock for the ten (10) consecutive trading days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place an such day, the average of the reported closing bid and asked prices regular way, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which the shares of Class A Common Stock are listed or admitted to trading, or if they are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted closing bid and asked prices if there were no reported sales) as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

                 (g) In case of any reclassification or change in the Class A Common stock (other than any reclassification or change referred to in Section 5(c) and other than a change in par value) or in case of any consolidation of this Corporation with any other corporation or any merger of this Corporation into another corporation or of another corporation into this Corporation (other than a merger in which this Corporation is the continuing corporation and which does not result in any reclassification or change (other than a change in par value or any reclassification or change to which Section 5(c) is applicable) in the outstanding Class A Common Stock) , or in case of any sale or transfer to another corporation or entity (other than by mortgage or pledge) of all or substantially all of the properties and assets of this Corporation, this Corporation (or its successor in such consolidation or merger) or the purchaser of such properties and assets shall make appropriate provision so that the holder of a Share shall have the right thereafter to convert such Share into the kind and amount of shares of stock and other securities and property that such holder would have owned immediately after such reclassification, change, consolidation, merger, sale or transfer if such holder had converted such Share into Class A Common Stock immediately prior to the effective date of such reclassification, change, consolidation, merger, sale or transfer (assuming for this purpose (to the extent applicable) that such holder failed to exercise any rights of election and received per share of Class A Common Stock the kind and amount of shares of stock and other securities and property received per share by a plurality of the nonelecting shares), and the holders of the Convertible Preferred Stock shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the Articles or Certificate of Incorporation of the resulting or surviving corporation or otherwise or in any contracts of sale or transfer, so that the provisions set forth herein for the protection of the conversion rights of the Convertible Preferred Stock shall thereafter be made applicable, as nearly as reasonably may be to any such other shares of stock and other securities and property deliverable upon conversion of the Convertible Preferred Stock remaining outstanding or other convertible preferred stock or other Convertible Securities received by the holders of Convertible Preferred Stock in place thereof; and provided, further, that any such resulting or surviving corporation or purchaser shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Convertible Preferred Stock remaining outstanding, or other convertible preferred stock or other convertible securities received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion rights as above provided.

                 (h) Whenever the Conversion Rate or the conversion privilege shall be adjusted as provided in Sections 5(c),(d), (e) or (g), this Corporation shall promptly cause a notice to be mailed to the holders of record of The Convertible Preferred Stock describing the nature of the event requiring such adjustment, the Conversion Rate in effect immediately thereafter and the kind and amount of stock or other securities or property into which The Convertible Preferred Stock shall be convertible after such event. Where appropriate, such notice may be given in advance and included as a part of a notice required to be mailed under the provisions of Section 5(j).

                 (i) This Corporation may, but shall not be required to, make any adjustment of the Conversion Rate if such adjustment would require an increase or decrease of less than 1% in such Conversion Rate; provided, however, that any adjustments which by reason of this Section 5(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. In any case in which this Section 5(i) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (x) issuing to the holder of any shares of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class A Common Stock or other Capital Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class A Common Stock, or other Capital Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder cash in lieu of any fractional interest to which such holder is entitled pursuant to Section 5(n); provided, however, that, if requested by such holder, this Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Class A Common Stock or other Capital Stock, and such cash, upon the occurrence of the event requiring such adjustment.

                 (j) In case at any time:

                      (i) this Corporation shall take any action which would
                 require an adjustment in the Conversion Rate pursuant to this Section;

                      (ii) there shall be any capital reorganization or
                 reclassification of the Class A Common Stock (other than a change in par value), or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of this Corporation is required, or any sale, transfer or lease of all or substantially all of the properties and assets of the Corporation, or a tender offer for shares of Class A Common Stock representing, together with any shares of Class B Common Stock tendered for in such tender offer, at least a majority of the total voting power represented by the outstanding shares of Class A Common Stock and Class B Common Stock which has been recommended by the Board of Directors as being in the best interests of the holders of Class A Common Stock; or

                      (iii) there shall be a voluntarily or involuntary
                 dissolution, liquidation or winding up of this Corporation;

then, in any such event, this Corporation shall give written notice, in the manner provided in Section 6(d) hereof, to the holders of the Convertible preferred Stock at their respective addresses as the same appear on the books of the Corporation, at least twenty days (or ten days in the case of a recommended tender offer as specified in clause (ii) above) prior to any record date for such action, dividend or distribution or the date as of which it is expected that holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, lease, tender offer, dissolution, liquidation or winding up; provided, however, that any notice required by any event described in clause (ii) of this Section 5(j) shall be given in the manner and at the time that such notice is given to the holders of Class A Common Stock. Without limiting the obligations of this Corporation to provide notice of corporate actions hereunder, the failure to give the notice required by this Section
5(j) or any defect therein shall not affect the legality or validity of any such corporate action of the Corporation or the vote upon such action.

                 (k) Before any holder of Convertible Preferred Stock shall be entitled to convert the same into Class A Common Stock, such holder shall surrender the certificate or certificates for such Convertible Preferred Stock at the office of this Corporation or at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if this Corporation shall so request, shall be duly endorsed to this Corporation or in blank or accompanied by proper instruments of transfer to this Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to this Corporation), and shall give written notice to this Corporation at said office that it elects to convert all or a part of the Shares represented by said certificate or certificates in accordance with the terms of this Section 5, and shall state in writing therein the name or names in which such holder wishes the certificates for Class A Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Convertible Preferred Stock and the Corporation, whereby the holder of such Convertible Preferred Stock shall be deemed to subscribe for the amount of Class A Common Stock which such holder shall be entitled to receive upon conversion of the number of shares of Convertible Preferred Stock to be converted, and, in satisfaction of such subscription, to deposit the shares of Convertible Preferred Stock to be converted, and thereby this Corporation shall be deemed to agree that the surrender of the shares of Convertible Preferred Stock to be converted shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. This Corporation will as soon as practicable after such deposit of a certificate or certificates for Convertible Preferred Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of this Corporation or of said transfer agent to the person for whose account such Convertible Preferred Stock was so surrendered, or to his nominee(s) or, subject to compliance with applicable law, transferee(s), a certificate or certificates for the number of full shares of Class A Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share as hereinafter provided. If surrendered certificates for Convertible Preferred Stock are converted only in part, this Corporation will issue and deliver to the holder, or to his nominee(s), without charge therefor, a new certificate or certificates representing the aggregate of the unconverted Shares. Such conversion shall be deemed to have been made as of the date of such surrender of the Convertible Preferred Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date.

                 Upon the conversion of any Share, this Corporation shall pay, to the holder of record of such Share on the immediately preceding Record Date, all accrued but unpaid dividends on such Share to the date of the surrender of such Share for conversion. Such payment shall be made in cash or, at the election of this Corporation, the issuance of certificates representing such number of shares of Class A Common Stock as have an aggregate current market price (as determined in accordance with Section 5(f)) on the date of issuance equal to the amount of such accrued but unpaid dividends. Upon the making of such payment to the person entitled thereto as determined pursuant to the first sentence of this paragraph, no further dividends shall accrue on such Share or be payable to any other person.

                 The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Convertible Preferred Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance, provided, however, if any such certificate is to be issued in a name other than that of the registered holder of the share or shares of Convertible Preferred Stock converted, the person or persons requesting the issuance thereof shall pay to this Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of this Corporation that such tax has been paid.

                 This Corporation shall not be required to convert any shares of Convertible Preferred Stock, and no surrender of Convertible Preferred Stock shall be effective for that purpose, while the stock transfer books of this Corporation are closed for any purpose; but the surrender of Convertible Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Convertible Preferred Stock was surrendered.

                 (l) This Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Convertible Preferred Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all outstanding Shares, provided that nothing contained herein shall be construed to preclude this Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Convertible Preferred Stock by delivery of shares of Class A Common Stock which are held in the treasury of this Corporation. This Corporation shall take all such corporate and other actions as from time to time may be necessary to insure that all shares of Class A Common Stock issuable upon conversion of shares of Convertible Preferred Stock at the Conversion Rate in effect from time to time will, upon issue, be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights.

                 (m) All shares of Convertible Preferred Stock received by this Corporation upon conversion thereof into Class A Common Stock shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

                 (n) This Corporation shall not be required to issue fractional shares of Class A Common Stock or scrip upon conversion of the Convertible Preferred Stock. As to any final fraction of a share of Class A Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of such Shares in the same transaction, this Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a full share of Class A

Common Stock. For purposes of this Section 5(n), the market value of a share of Class A Common Stock shall be the last reported sale price regular way on the business day immediately preceding the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the composite tape, or if the shares of Class A Common Stock are not quoted on the composite tape, on the principal United States securities exchange registered under the Exchange Act on which the shares of Class A Common Stock are listed or admitted to trading, or if the shares of Class A Common Stock are not listed or admitted to trading on any such exchange, the last reported sale price (or the average of the quoted last reported bid and asked prices if there were no reported sales) as reported by NASDAQ or any comparable system, or if the Class A Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by this Corporation for that purpose or, in the absence of such quotations, such other method of determining market value as the Board of Directors shall from time to time deem to be fair.

                 6.    Redemption.

                 (a) Subject to the rights of any Senior Securities and the provisions of Section 6(g), the shares of Convertible Preferred Stock may be redeemed out of funds legally available therefor, at the option of this Corporation by action of the Board of Directors, in whole or from time to time in part, at any time after January 10,1994, at the Redemption price per share as of the applicable Redemption Date. If less than all outstanding Shares are to be redeemed, Shares shall be redeemed ratably among the holders thereof.

                 (b) Subject to the rights of any Senior Securities, Parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, this Corporation shall redeem, out of funds legally available therefor, on April 1, 1999 all of the shares of the Convertible Preferred Stock remaining outstanding at the Redemption Price per share on the Redemption Date. If the funds of this Corporation available, in accordance with the immediately preceding sentence, for redemption of Shares are insufficient to redeem the total number of Shares, those funds which are legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(b) will be used to redeem the maximum possible number of Shares ratably among the holders thereof. At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of the Shares have been redeemed.

                 (c) Subject to the rights of any Senior Securities, Parity Securities and the provisions of Section 6(g) and subject to any prohibition or restriction contained in any Debt Instrument, at any time on or after the Issue Date, any holder shall have the right, at such holder's option, to require redemption by this Corporation at the Redemption Price per Share as of the applicable Redemption Date of all or any portion of his Shares having an aggregate

Liquidation Value in excess of $1,000,000, by written notice to this Corporation stating the number of Shares to be redeemed. This Corporation shall redeem, out of funds legally available therefor and not restricted in accordance with the first sentence of this Section 6(c), the Shares so requested to be redeemed on such date within 60 days following this Corporation's receipt of such notice as this Corporation shall state in its notice given pursuant to Section 6(d). If the funds of this Corporation legally available for redemption of Shares and not restricted in accordance with the first sentence of this Section 6(c) are insufficient to redeem the total number of Shares required to be redeemed pursuant to this Section 6(c), those funds which are legally available for redemption of such Shares and not so restricted will be used to redeem the maximum possible number of such Shares ratably among the holders who have required Shares to be redeemed under this
Section 6(c). At any time thereafter when additional funds of this Corporation are legally available and not so restricted for such purpose, such funds will immediately be used to redeem the Shares this Corporation failed to redeem on such Redemption Date until the balance of such Shares are redeemed.

                 (d) Notice of any redemption pursuant to this Section shall be mailed, first class, postage prepaid, not less than 30 days nor more than 60 days prior to the Redemption Date, to the holders of record of the shares of Convertible Preferred Stock to be redeemed, at their respective addresses as the same appear upon the books of this Corporation or are supplied by them in writing to this Corporation for the purpose of such notice; but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Convertible Preferred Stock. Such notice shall set forth the Redemption Price, the Redemption Date, the number of Shares to be redeemed and the place at which the Shares called for redemption will, upon presentation and surrender of the stock certificates evidencing such Shares, be redeemed. In case fewer than the total number of shares of Convertible Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder.

                 (e) If notice of any redemption by this Corporation pursuant to this Section 6 shall have been mailed as provided in Section 6(d) and if on or before the Redemption Date specified in such notice the consideration necessary for such redemption shall have been set apart so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the Shares called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall no longer be deemed outstanding, and all rights with respect to such Shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

                 (f) All shares of Convertible Preferred Stock redeemed, retired, purchased or otherwise acquired by this Corporation shall be retired and shall be restored to the status of authorized and unissued shares of preferred stock (and may be reissued as part of another series of the preferred stock of this Corporation, but such shares shall not be reissued as Convertible Preferred Stock).

                 (g) If at any time this Corporation shall have failed to pay, or declare and set apart the consideration sufficient to pay, all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities, and until all dividends accrued up to and including the immediately preceding Dividend Payment Date on the Convertible Preferred Stock and any Parity Securities shall have been paid or declared and set apart so as to be available for the payment in full thereof and for no other purpose, this Corporation shall not redeem, pursuant to a sinking fund or otherwise, any shares of Convertible Preferred Stock, Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible Preferred Stock, Parity Securities or Junior Securities. If and so long as this Corporation shall fail to redeem on a Redemption Date pursuant to Section 6(b) or 6(c) all shares of Convertible Preferred Stock required to be redeemed on such date, this Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Securities or Junior Securities, unless all then outstanding shares of Convertible Preferred Stock and Parity Securities are redeemed, and shall not purchase or otherwise acquire any shares of Convertible Preferred Stock, Parity Securities or Junior Securities. Nothing contained in this Section 6(g) shall prevent the purchase or acquisition (i) of shares of Convertible Preferred Stock and Parity Securities pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, provided that (A) as to holders of all outstanding shares of Convertible Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Securities, the terms of the purchase or exchange offer for all such shares are identical, and (C) as among holders of all outstanding shares of Convertible Preferred Stock and Parity Securities, the terms of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Convertible Preferred Stock and each series or class of Parity Securities, (ii) of shares of Convertible Preferred Stock, Parity Securities or Junior Securities in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Securities or (iii) of shares of Junior Securities that are beneficially owned by Liberty upon the redemption of, or in exchange for, shares of Liberty's preferred stock beneficially owned by this Corporation. The provisions of this Section 6(g) are for the benefit of holders of Convertible Preferred Stock and Parity Securities and accordingly, at any time when there are no Parity Securities outstanding, the provisions of this Section 6(g) shall not restrict any redemption by this Corporation of Shares held by any holder, provided that all other holders of Shares shall have waived in writing the benefits of this provision with respect to such redemption.

                 7.   Transfer.

                 (a) Without the prior written consent of this Corporation, no person holding shares of Convertible Preferred Stock of record (hereinafter called a "Convertible Preferred Holder") may transfer, and this Corporation shall not register the transfer of, such shares of

Convertible Preferred Stock, whether by sale, assignment, or otherwise, except to a Permitted Transferee.

                     (i) In the case of a Convertible Preferred Holder acquiring record and beneficial ownership of the shares of Convertible Preferred Stock in question upon initial issuance by this Corporation (an "Original Holder"), a "Permitted Transferee" shall mean:

                          (x) any Affiliate (as defined in Section 7(b)) of such Original Holder,

                          (y) any other Original Holder (or any Affiliate of any such other Original Holder), or

                          (z) any person or entity to whom Shares are transferred by an Original Holder which Original Holder is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                   (ii) In the case of a Convertible Preferred Holder which is a Permitted Transferee of an Original Holder, a "Permitted Transferee" shall mean:

                          (x)     any Original Holder,

                          (y) any Permitted Transferee of an Original Holder, except any transferee referred to in clause (i)(z) above, or

                          (z) any person or entity to whom Shares are transferred by a Permitted Transferee which Permitted Transferee is a natural person pursuant to a gift or bequest or pursuant to the laws of intestacy.

                 (b) For purposes of this Section 7, the term "Affiliate" shall mean (i) any person or corporation that owns beneficially and of record at least a majority of the outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors ("voting securities") of an Original Holder or (ii) any person or corporation at least a majority of the voting securities of which are owned beneficially and of record by an Original Holder, where in the case of both (i) and (ii), voting securities will be deemed "owned" by a person or corporation if either owned directly or if owned indirectly through one or more intermediary corporations at least a majority of the voting securities of which are owned beneficially and of record by that person or corporation or by an intermediary corporation in such a majority or more chain of ownership.

                 (c) This Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Convertible Preferred Stock on this Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Convertible Preferred Stock or is a Permitted Transferee.

                 (d) Shares of Convertible preferred Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Convertible Preferred Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. Certificates for shares of Convertible Preferred Stock shall bear a legend referencing the restrictions on transfer imposed by this Section 7.

                 8. No Voting Rights. The holders of Convertible Preferred Stock shall have no right to vote for any purpose, except as specifically required by the Delaware General Corporation Law.

                 9. Amendment. No amendment or modification of the designation, rights, preferences, and limitations of the Shares set forth herein shall be binding or effective without the prior consent of the holders of record of Shares representing 66 2/3% of the Liquidation Value of all Shares outstanding at the time such action is taken.

                 10. Preemptive Rights. The holders of the Convertible Preferred Stock will not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by this Corporation.

                 11. Exclusion of Other Rights. Except as may otherwise be required by law and for the equitable rights and remedies that may otherwise be available to holders of Convertible Preferred Stock, the shares of Convertible Preferred Stock shall not have any designations, preferences, limitations or relative rights, other that those specifically set forth in these resolutions (as such resolutions may, subject to Section 9, be amended from time to time) and in the Restated Certificate of Incorporation of this Corporation.

                 12. Headings. The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                 FURTHER RESOLVED, that the appropriate officers of this Corporation are hereby authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, in accordance with the requirements of Section 151(g) of the General Corporation Law of the State of Delaware."



                                                   /s/ D. F. FISHER
                                                   D. F. Fisher
                                                   Executive Vice President

ATTEST

By: /s/ MARY S. WILLIS
    Mary Willis
    Assistant Secretary

                          TELE-COMMUNICATIONS, INC.

                                 CERTIFICATE

                         PURSUANT TO SECTIONS 151(g)
                           OF THE DELAWARE GENERAL
                               CORPORATION LAW


        WHEREAS, Tele-Communications, Inc. (the "Corporation") having previously issued all 6,201 authorized shares of its Convertible Preferred Stock, Series B ("Series B Preferred Stock"), and having retired all the Series B Preferred Stock in a share-for-share exchange for shares of this Corporation's Convertible Preferred Stock, Series C, certifies as follows:

        That all of the authorized shares of Series B Preferred Stock have been retired, and reissuance of such shares being prohibited, such shares shall be restored to the status of authorized and unissued shares of preferred stock of this Corporation and may be reissued as part of another series of preferred stock of this Corporation, but such shares shall not be reissued as Series B Preferred Stock; all matters previously set forth in the Certificate of Designations filed with respect to the Series B Preferred Stock shall be deemed eliminated from the certificate of incorporation of this Corporation.


Date:  July 23, 1993                  TELE-COMMUNICATIONS, INC.



                                      By: /s/ STEPHEN M. BRETT
                                          Stephen M. Brett
                                          Senior Vice President

ATTEST:



/s/ MARY S. WILLIS
    Mary S. Willis
    Assistant Secretary